UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Managed Account Series
Global SmallCap Portfolio
High Income Portfolio
Mid Cap Value Opportunities Portfolio
U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed
Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2011

Date of reporting period: 04/30/2011

Item 1 – Report to Stockholders

April 30, 2011

Annual Report

Managed Account Series

U.S. Mortgage Portfolio

High Income Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 MANAGED ACCOUNT SERIES	APRIL 30, 2011

Dear Shareholder

Time and again, we have seen how various global events and developing trends can have significant influence on financial markets. I hope you find that the following review of recent market conditions provides additional perspective on the performance of your investments as you read this share-
holder report.

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crisis in Europe and high inflation in developing markets that troubled the global economy in 2010 remain challenges today, overall investor confidence has improved considerably. During the first four months of 2011, that confidence was shaken by political turmoil in the Middle East/North Africa region, soaring prices of oil and other commodities, tremendous nat-
ural disasters in Japan and a change in the ratings outlook for US debt. However, strong corporate earnings prevailed and financial markets resumed their course while the global economy continued to garner strength.

Equity markets experienced uneven growth and high volatility in 2010, but ended the year with gains. Following a strong start to 2011, the series of confidence-shaking events brought spurts of heightened volatility to markets worldwide, but was not enough to derail the bull market. Overall, global equities posted strong returns over the past 12 months. Emerging market equities, which had outperformed developed markets earlier in the period, fell prey to heightened inflationary pressures and underperformed developed markets later in the period. In the United States, strong corporate earn-
ings and positive signals from the labor market were sources of encouragement for equity investors, although the housing market did not budge from its slump. Early in 2011, the US Federal Reserve announced that it would continue its Treasury purchase program (“QE2”) through to completion and keep interest rates low for an extended period. This compelled investors to continue buying riskier assets, furthering the trend of small cap stocks outperforming large caps.

While fixed income markets saw yields trend lower (pushing bond prices higher) through most of 2010, the abrupt reversal in investor sentiment and risk tolerance in the fourth quarter drove yields sharply upward. Global credit markets were surprisingly resilient in the face of recent headwinds and yields regained relative stability as the period came to a close. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets. The tax-exempt municipal market enjoyed a powerful rally during the period of low yields in
2010, but when that trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would not be extended. Meanwhile, municipal finance troubles raised credit concerns among investors and tax-exempt mutual funds experienced heavy outflows, resulting in wider spreads and falling prices. The new year brought relief from these headwinds and a steady rebound in the tax-exempt municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Risk Assets Rallied on Growing Investor Confidence: Total Returns as of April 30, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	16.36%	17.22%
US small cap equities (Russell 2000® Index)	23.73	22.20
International equities (MSCI Europe, Australasia, Far East Index)	12.71	19.18
Emerging market equities (MSCI Emerging Markets Index)	9.74	20.67
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.85)	6.37
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.02	5.36
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(1.68)	2.20
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.18	13.32
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm that delivers consistent long-term investment results with fewer surprises. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives.
As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2011 U.S. Mortgage Portfolio

Investment Objective

U.S. Mortgage Portfolio’s (the “Portfolio”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Portfolio perform?
• The Portfolio compares its performance against the Barclays Capital US
Mortgage-Backed Securities (“MBS”) Index. For the 12-month period ended April 30, 2011, the Portfolio outperformed its benchmark, the
Barclays Capital US MBS Index.

What factors influenced performance?
• The Portfolio’s exposure outside the benchmark to non-agency residential
MBS and commercial mortgage-backed securities (CMBS) added to per-
formance, as spread sectors continued to benefit from investor demand for yield and accommodative monetary policy from the Fed. Also con-
tributing positively was the Portfolio’s overall exposure to agency MBS as well as security selection within the sector. In particular, a bias toward higher-coupon issues earlier in the period and, more recently, overweight exposure to lower- and middle-coupon issues aided returns. The
Portfolio’s exposure to interest-only mortgage derivative securities also added to performance.

• Conversely, the Portfolio’s modest exposure to US Treasuries as well as duration trading (management of interest rate risk) and yield-curve management slightly detracted from performance.

Describe recent Portfolio activity.
• During the 12-month period, we reduced the Portfolio’s exposure to US
Treasuries and added exposure to CMBS and asset-backed securities
(ABS) following the general move toward more liquid investments seen in the second quarter of 2010. More recently, within the agency MBS space, we shifted exposure from higher-coupon issues to lower-coupon issues, as we felt they offered better relative value. We also added exposure to interest-only mortgage derivative securities, which were attractively priced. We reduced exposure to non-agency residential
MBS, CMBS and ABS as we continued to manage risk in the portfolio.

Describe Portfolio positioning at period end.
• As of period end, we continue to find the agency MBS space attractive and have conviction in our overweight to lower- and middle-coupon issues. The carry (income) profile for the sector remains strong given a continued lack of supply in the market and lower pre-payment speeds.
We also maintain the Portfolio’s exposure to non-agency residential
MBS, as we find the long-term value of the sector compelling.
Additionally, the Portfolio holds exposure to auto and student loan ABS, which we expect to benefit from an improving economic backdrop.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Portfolio Composition	Investments
U.S. Government Sponsored Agency Securities	78%
Non-Agency Mortgage-Backed Securities	11
Asset-Backed Securities	10
U.S. Treasury Obligations	1

Percent of
Long-Term
Credit Quality Allocations[1]	Investments
AAA/Aaa[2]	85%
AA/Aa	1
A	1
BBB/Baa	2
BB/Ba	1
B	2
CCC/Caa	6
Not Rated	2

1 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
2 Includes US Government Sponsored Agency Securities and US Treasury
Obligations that are deemed AAA/Aaa by the investment advisor.

4 MANAGED ACCOUNT SERIES	APRIL 30, 2011

U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect InvestorA Share fees.
2 The Portfolio invests primarily in mortgage-related securities.
3 This unmanaged index includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.
4 Commencement of operations.

Performance Summary for the Period Ended April 30, 2011

				Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yield	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	2.29%	2.07%	9.41%	N/A	8.12%	N/A	7.13%	N/A
Investor A	0.87	1.77	8.95	4.59%	7.82	6.94%	6.83	6.08%
Investor C	0.08	1.40	8.15	7.15	7.02	7.02	6.04	6.04
Barclays Capital US Mortgage-
Backed Securities Index	—	0.95	4.89	N/A	6.71	N/A	5.97	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 12.
6 The Portfolio commenced operations on July 29, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual Including Expense and Fees			Hypothetical[8] Including Expense and Fees
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[7]	November 1, 2010	April 30, 2011	During the Period[7]	Expense Ratio
Institutional	$1,000.00	$1,020.70	$3.36	$1,000.00	$1,021.48	$3.36	0.67%
Investor A	$1,000.00	$1,017.70	$5.21	$1,000.00	$1,014.84	$5.20	1.29%
Investor C	$1,000.00	$1,014.00	$8.18	$1,000.00	$1,011.88	$8.17	2.03%

	Actual Excluding Expense and Fees			Hypothetical[8] Excluding Expense and Fees
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[7]	November 1, 2010	April 30, 2011	During the Period[7]	Expense Ratio
Institutional	$1,000.00	$1,020.70	$3.31	$1,000.00	$1,021.53	$3.31	0.66%
Investor A	$1,000.00	$1,017.70	$5.21	$1,000.00	$1,014.84	$5.20	1.29%
Investor C	$1,000.00	$1,014.00	$8.18	$1,000.00	$1,011.88	$8.17	2.03%

7 For Institutional Shares of the Portfolio, expenses are equal to the expense ratio for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). For Investor A and Investor C Shares, expenses are equal to the expenseratio for Investor A and Investor C Shares multiplied by the average account value over the period, multiplied by 146/365. On December 6, 2010, the contractual waiver wasdiscontinued.
8 Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2011	5

Fund Summary as of April 30, 2011 High Income Portfolio

Investment Objective

High Income Portfolio’s (the “Portfolio”) primary investment objective is to provide shareholders with a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. This means that the main objective of the High Income
Portfolio is current income — that is, it looks for securities that pay interest or dividends.

Portfolio Management Commentary

How did the Portfolio perform?
• The Portfolio compares its performance against the Barclays Capital US
Corporate High Yield 2% Issuer Capped Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, and represent only a portion of the broader separately managed account, comparisons of the Portfolio’s performance relative to the benchmark will differ from comparisons of the benchmark against the performance of the separately
managed accounts.

• For the 12-month period ended April 30, 2011, the Portfolio outper-
formed its benchmark, the Barclays Capital US Corporate High Yield 2%
Issuer Capped Index.

What factors influenced performance?

• An underweight relative to the benchmark index to issues with higher-
quality ratings in the non-investment grade range coupled with strong security selection among names at the lower end of the range drove the
Portfolio’s outperformance for the period. Security selection in the non-
captive diversified financials, automotive and electric utilities sectors particularly boosted returns. In addition, portfolio allocations to select post-bankruptcy positions in issuers that have completed their debt restructurings over the last 18 to 24 months had a positive impact on performance.

• Conversely, security selection within the banking and wireless sectors detracted from performance, as did an underweight in life insurance.

Describe recent Portfolio activity.

• During the 12-month period, we selectively participated in the high yield new-issue calendar, as we sought to purchase higher-quality deals that exhibited strong risk/reward profiles, good fundamentals and solid cash flows and earnings. We also continued to purchase new-issue senior-
secured bonds offering improved downside protection, where the rate of issuance has been above the historical norm. Throughout the period, we maintained a relatively cautious stance on lower-quality issuers and con-
sumer-driven credits with higher beta (i.e., sensitivity to market volatility)
and/or equity-correlated risks; however, the Portfolio maintains exposure to select lower-quality names with attractive characteristics. On a sector basis, we increased exposure to names in health care, while reducing exposure to the paper segment.

Describe Portfolio positioning at period end.

• At period end, the Portfolio was overweight in the media non-cable, metals and independent energy sectors, and underweight in the more consumer discretionary-related segments, such as retailers, gaming and technology.

• On March 18, 2011, the Board of Trustees of the Portfolio approved a plan of reorganization whereby the BlackRock High Yield Bond Portfolio, a series of BlackRock Funds II, will acquire substantially all of the assets and assume certain stated liabilities of the Portfolio in exchange for newly issued shares of the BlackRock High Yield Bond Portfolio. At a shareholder meeting on June 24, 2011, shareholders of the Portfolio approved the plan of reorganization. It is currently expected that the reorganization will be completed in the third quarter of 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Portfolio Composition	Investments
Corporate Bonds	87%
Floating Rate Loan Interests	7
Preferred Securities	3
Other Interests	2
Common Stocks	1

Percent of
Long-Term
Credit Quality Allocations[1]	Investments[2]
BBB/Baa	4%
BB/Ba	31
B	45
CCC/Caa	12
Not Rated	8

[1] Using the higher of S&P’s or Moody’s ratings.
[2] Excludes floating rate loan interests.

6 MANAGED ACCOUNT SERIES	APRIL 30, 2011

High Income Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
3 This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
4 Commencement of operations.

Performance Summary for the Period Ended April 30, 2011

	Standardized	6-Month		Average Annual Total Returns[5]
	30-Day Yield	Total Returns	1 Year	5 Year	Since Inception[6]
High Income Portfolio	7.60%	7.64%	14.44%	9.99%	9.74%
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	6.18	13.32	9.38	8.74

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on July 29, 2005.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[8]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[7]	November 1, 2010	April 30, 2011	During the Period[7]	Expense Ratio
High Income
Portfolio (including
interest expense)	$1,000.00	$1,076.40	$0.10	$1,000.00	$1,024.70	$0.10	0.02%
High Income
Portfolio (excluding
interest expense)	$1,000.00	$1,076.40	$0.00	$1,000.00	$1,024.80	$0.00	0.00%

7 Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the
Portfolio. This agreement has no fixed term.
8 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2011 7

Fund Summary as of April 30, 2011 Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Portfolio perform?

• The Portfolio compares its performance against the MSCI World Small
Cap Index and the MSCI World Index. However, because shares of the
Portfolio can be purchased or held only by or on behalf of certain sepa-
rately managed account clients, and represent only a portion of the broader separately managed account, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately
managed accounts.

• For the 12-month period ended April 30, 2011, the Portfolio posted positive double-digit returns and outperformed the MSCI World Index, but underperformed the MSCI World Small Cap Index. The following discussion of relative performance pertains to the MSCI World Small
Cap Index.

What factors influenced performance?

• The Portfolio benefited from an underweight position and stock selection in the financials sector, particularly in commercial banks, as several
Indian banks contributed strongly including Vijaya Bank, Indian Overseas
Bank and Industrial Development Bank of India. The Portfolio’s over-
weight exposure to energy aided returns as did stock selection in indus-
trials, most notably in transportation infrastructure where port operator
Santos Brasil Participacoes SA performed particularly well.

• Stock selection in materials, most notably in metals & mining, detracted from relative performance. The Portfolio’s holdings in consumer discre-

tionary also hampered returns, with specialty retail and textile compa-
nies especially weak. The Portfolio’s holdings in consumer staples also detracted, due mainly to pressure within the food products industry.

Describe recent Portfolio activity.

• During the 12-month period, we reduced the Portfolio’s exposure to the retail industries within consumer discretionary. We also reduced exposure to the food and beverage industries within consumer staples and trimmed holdings in utilities and semiconductors. The proceeds were used in healthcare, where additions in biotechnology and health care providers & services were partially offset by sales in pharmaceuticals.
We increased the Portfolio’s energy exposure as well. Financials posi-
tions were adjusted several times during the period, with several Indian banks added and then sold after making dramatic gains.

Describe Portfolio positioning at period end.

• In our view, this environment of low interest rates and moderate growth in the developed world provides a sufficiently favorable backdrop for positive returns from stock selection, which we expect to play a critical role in the medium term. Our investment stance is geared toward invest-
ing in high-quality companies with solid business models, with an over-
weight in emerging markets.

• At period end, the Portfolio was overweight relative to the MSCI World
Small Cap Index in the health care and information technology sectors, and underweight in industrials, financials, consumer discretionary and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Rheinmetall AG	1%
Ingenico	1
Sulzer AG	1
GEA Group AG	1
Timken Co.	1
Aryzta AG	1
IDEX Corp.	1
Avago Technologies Ltd.	1
Nuance Communications, Inc.	1
Radiant Systems, Inc.	1

Percent of
Long-Term
Geographic Allocations	Investments
United States	48%
Switzerland	6
United Kingdom	6
Canada	5
Germany	4
Japan	4
Australia	3
France	3
Finland	2
Hong Kong	2
Singapore	2
Other[1]	15

1 Other includes investments in each country as follows: Argentina, Austria, Belgium,
Bermuda, Brazil, China, Cyprus, Denmark, India, Ireland, Israel, Italy, Malaysia,
Netherlands, Norway, South Africa, South Korea, Spain, Taiwan, Thailand and
United Arab Emirates.

8 MANAGED ACCOUNT SERIES APRIL 30, 2011

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio invests primarily in equity securities of small cap issuers from a variety of countries.
3 This unmanaged market capitalization-weighted index is comprised of a representative sampling of large, medium and small capitalization companies in 24 countries, including the United States.
4 This unmanaged broad-based index is comprised of small capitalization companies from 24 developed markets.
5 Commencement of operations.

Performance Summary for the Period Ended April 30, 2011

	6-Month		Average Annual Total Returns[6]
	Total Returns	1 Year	5 Year	Since Inception[7]
Global SmallCap Portfolio	19.87%	23.69%	7.53%	9.73%
MSCI World Index	14.75	18.25	2.32	4.65
MSCI World Small Cap Index	21.21	24.48	3.73	7.01

6 See “About Fund Performance” on page 12.
7 The Portfolio commenced operations on August 2, 2005.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[9]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[8]	November 1, 2010	April 30, 2011	During the Period[8]	Expense Ratio
Global SmallCap Portfolio	$1,000.00	$1,198.70	$0.00	$1,000.00	$1,024.80	$0.00	0.00%

8 Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the
Portfolio. This agreement has no fixed term.
9 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES APRIL 30, 2011 9

Fund Summary as of April 30, 2011 Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Portfolio perform?

• The Portfolio compares its performance against the S&P MidCap 400®
Value Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, and represent only a portion of the broader separately managed account, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.

• For the 12-month period ended April 30, 2011, the Portfolio outper-
formed its benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

• The Portfolio’s performance relative to the S&P MidCap 400® Value
Index benefited from an overweight position and stock selection in the energy sector. Eight of the Portfolio’s 11 holdings in the sector outpaced the benchmark’s energy sector return and two names more than dou-
bled during the 12-month period. The Portfolio’s underweight in finan-
cials aided returns as did an overweight in information technology (IT).
An overweight position and stock selection in health care also added to performance. The Portfolio’s holdings among health care providers &
services (notably Tenet Healthcare Corp.) and health care equipment
& supplies (particularly Beckman Coulter) were notable contributors.

• Performance was hindered by an underweight position in industrials, although stock selection within the sector offset some of this impact.
Conversely, while an overweight in IT was additive, stock selection in this sector more than offset these contributions and the sector on balance detracted from performance. Notably, holdings in semiconductors and communications equipment hampered returns.

Describe recent Portfolio activity.

• During the 12-month period, we reduced and repositioned the Portfolio’s holdings in consumer discretionary. Retailers and textile companies were trimmed, while additions were made in homebuilding, hotels and restaurants. We also trimmed IT, primarily in semiconductors. Proceeds were put to work in health care, particularly in the health care providers
& services industry.

Describe Portfolio positioning at period end.

• We believe the current environment of low interest rates and moderate growth provides a sufficiently favorable backdrop for positive returns from stock selection. We believe our bottom-up approach to stock selection should benefit the Portfolio as stocks become less correlated and selection reemerges as the key driver of relative performance.

• Relative to the S&P MidCap 400® Value Index, the Portfolio ended the period with its most notable overweights in the health care, IT and energy sectors. Conversely, the Portfolio was underweight in industrials, financials, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Omnicare, Inc.	2%
Tenet Healthcare Corp.	2
Pharmaceutical Product Development, Inc.	2
Coventry Health Care, Inc.	1
LifePoint Hospitals, Inc.	1
CareFusion Corp.	1
Health Net, Inc.	1
SM Energy Co.	1
OGE Energy Corp.	1
Corporate Office Properties Trust	1

Percent of
Long-Term
Sector Allocation	Investments
Financials	24%
Heath Care	16
Industrials	12
Energy	9
Consumer Discretionary	9
Information Technology	8
Utilities	8
Materials	7
Producer Durables	3
Consumer Staples	3
Telecommunications Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classification used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio manage-
ment. These definitions may not apply for purposes of this report, which may com-
bine sector sub-classifications for reporting ease.

10 MANAGED ACCOUNT SERIES APRIL 30, 2011

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 The Portfolio invests primarily in mid capitalization companies and follows an investing style that favors value investments.
3 This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset ofthe S&P
MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.
4 Commencement of operations.

Performance Summary for the Period Ended April 30, 2011

	6-Month		Average Annual Total Returns[5]
	Total Returns	1 Year	5 Year	Since Inception[6]
Mid Cap Value Opportunities Portfolio	23.07%	24.81%	6.64%	8.52%
S&P MidCap 400® Value Index	21.17	19.69	4.64	6.13

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on August 2, 2005.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[8]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[7]	November 1, 2010	April 30, 2011	During the Period[7]	Expense Ratio
Mid Cap Value
Opportunities Portfolio	$1,000.00	$1,230.70	$0.00	$1,000.00	$1,024.80	$0.00	0.00%

7 Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the
Portfolio. This agreement has no fixed term.
8 Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES APRIL 30, 2011 11

About Fund Performance

On December 6, 2010, the U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

• Institutional Shares of U.S. Mortgage Portfolio are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares of U.S. Mortgage Portfolio incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee). For the U.S. Mortgage Portfolio prior to
December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees)
restated to reflect Investor A Share fees.

• Investor C Shares of U.S. Mortgage Portfolio are subject to a 1%
contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the
U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of capital shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date for U.S. Mortgage Portfolio and
High Income Portfolio and on the ex-dividend date for Global SmallCap
Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The
Portfolios’ investment advisor waived all of its fees and reimbursed all direct expenses of the High Income Portfolio, Global SmallCap
Portfolio and Mid Cap Value Opportunities Portfolio except extraordinary expenses and a portion of its investment advisory fee for U.S. Mortgage
Portfolio. Without such waiver and reimbursement, the Portfolios’ returns would have been lower.

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a)
expenses related to transactions, including sales charges; and (b)
operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2010 and held through
April 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses.
In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help share-
holders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12 MANAGED ACCOUNT SERIES APRIL 30, 2011

The Benefits and Risks of Leveraging

U.S. Mortgage Portfolio and High Income Portfolio may utilize leverage to seek to enhance their yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

U.S. Mortgage Portfolio and High Income Portfolio may utilize leverage through entering into reverse repurchase agreements and/or dollar rolls.
In general, the concept of leveraging is based on the premise that the cost of assets to be obtained through leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Portfolio on its longer-term portfolio investments. To the extent that the total assets of a Portfolio (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the
Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of a Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence a Portfolio’s NAV positively or negatively in addition to the impact on a Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to a Portfolio and shareholders, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in the Portfolios’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, a Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securi-
ties purchased is not sufficient to cover the cost of leverage, the
Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies.
A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Financial Instruments

The Portfolios may invest in various derivative financial instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such inst-
ruments are used to obtain exposure to a market without owning or tak-
ing physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to use a derivative instrument successfully depends on the Manager’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio invest-
ments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold an investment that it might otherwise sell. The
Portfolios’ investments in these instruments are discussed in detail in the
Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 13

 U.S. Mortgage Portfolio
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value
Aames Mortgage Investment Trust, Series 2006-1,
Class 3, 0.41%, 4/25/36 (a)	$ 480	$ 344,719
Ally Auto Receivables Trust, Series 2010-5,
Class A2, 1.00%, 3/15/13	595	595,780
AmeriCredit Automobile Receivables Trust, Class A2:
Series 2010-2, 1.22%, 10/08/13	298	298,532
Series 2010-4, 0.96%, 5/08/14	365	365,478
Series 2010-B, 1.18%, 2/06/14	328	328,774
Bayview Financial Acquisition Trust, Series 2006-C,
Class 2A2, 0.44%, 11/28/36 (a)	358	333,583
Capital Auto Receivables Asset Trust, Series 2007-4,
Class A4A, 5.30%, 5/15/14	1,402	1,431,629
Countrywide Asset-Backed Certificates (a):
Series 2004-6, Class 2A4, 0.66%, 11/25/34	109	101,248
Series 2006-13, Class 3AV2, 0.36%, 1/25/37	212	142,318
Series 2006-22, Class 2A2, 0.32%, 5/25/47	1,720	1,651,852
Series 2007-7, Class 2A2, 0.37%, 10/25/47	1,149	1,014,387
Ford Credit Auto Lease Trust, Series 2010-A,
Class A2, 1.04%, 3/15/13 (b)	614	614,217
Ford Credit Floorplan Master Owner Trust,
Series 2006-4 (a):
Class A, 0.47%, 6/15/13	1,300	1,298,740
Class B, 0.77%, 6/15/13	1,500	1,499,153
GSAA Trust (a):
Series 2006-5, Class 2A2, 0.39%, 3/25/36	217	119,766
Series 2006-14, Class A2, 0.38%, 9/25/36	386	187,199
Series 2006-15, Class AF2, 5.68%, 9/25/36	2,401	1,536,784
Series 2006-16, Class A2, 0.38%, 10/25/36	394	204,936
Series 2007-6, Class 1A2, 0.43%, 5/25/37	300	198,331
Morgan Stanley ABS Capital I, Series 2006-HE4,
Class A4, 0.49%, 6/25/36 (a)	1,500	592,300
Morgan Stanley Structured Trust, Series 2007-1,
Class A1, 0.34%, 6/25/37 (a)	489	391,759
Nelnet Student Loan Trust, Series 2008-3,
Class A4, 1.96%, 11/25/24 (a)	500	520,912
Residential Asset Mortgage Products, Inc.,
Series 2007-RS2, Class A1, 0.33%, 5/25/37 (a)	255	246,247
SLM Student Loan Trust (a):
Series 2008-5, Class A3, 1.57%, 1/25/18	475	488,101
Series 2008-5, Class A4, 1.97%, 7/25/23	2,035	2,128,512
Series 2009-B, Class A1, 6.22%, 7/15/42 (b)	317	304,830
Series 2010-1, Class A, 0.65%, 3/25/25	662	662,590
Series 2010-C, Class A1, 1.87%, 12/15/17 (b)	734	739,628
Santander Consumer Acquired Receivables Trust,
Series 2011-WO, Class A2, 0.91%, 11/15/13 (b)	1,900	1,902,470
Santander Drive Auto Receivables Trust, Class A2:
Series 2010-1, 1.36%, 3/15/13	233	234,085
Series 2010-2, 0.95%, 8/15/13	359	359,488
Series 2010-A, 1.37%, 8/15/13 (b)	3,118	3,128,112
Series 2010-B, 1.01%, 7/15/13 (b)	1,285	1,286,763
Scholar Funding Trust, Series 2011-A, Class A,
1.17%, 10/28/43 (a)(b)	1,499	1,469,786

	Par
Asset-Backed Securities	(000)	Value
Soundview Home Equity Loan Trust, Series
2005-OPT3, Class A4, 0.55%, 11/25/35 (a)	$ 540	$ 516,429
World Omni Auto Receivables Trust, Series 2007-BA,
Class B, 5.98%, 4/15/15 (b)	775	795,625
Total Asset-Backed Securities — 19.8%		28,035,063
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 20.2%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.78%, 3/25/37 (a)	606	562,585
BCAP LLC Trust, Series 2009-RR13, Class 21A1,
5.60%, 1/26/37 (a)(b)	1,079	1,103,328
Banc of America Alternative Loan Trust,
Series 2004-3, Class 4A1, 5.00%, 4/25/19	118	119,575
Banc of America Mortgage Securities, Inc. (a):
Series 2003-3, Class 2A1, 0.76%, 5/25/18	77	73,894
Series 2005-G, Class 2A4, 3.08%, 8/25/35	560	435,496
Series 2005-I, Class 2A5, 3.23%, 10/25/35	945	732,281
Citigroup Mortgage Loan Trust, Inc., Series 2009-11,
Class 6A1, 1.56%, 10/25/35 (a)(b)	226	219,530
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	346	352,396
Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	351	357,770
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	162	148,995
Series 2005-23CB, Class A15, 5.50%, 7/25/35	1,010	907,405
Series 2005-34CB, Class 1A6, 5.50%, 9/25/35	328	326,405
Series 2005-86, Class A8, 5.50%, 2/25/36	632	576,711
Series 2006-19CB, Class A15, 6.00%, 8/25/36	651	549,274
Series 2006-41CB, Class 1A3, 6.00%, 1/25/37	306	245,254
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37	3,200	2,408,086
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	612	495,518
Series 2008-2R, Class 2A1, 6.00%, 8/25/37	471	391,937
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	642	542,183
Series 2008-2R, Class 4A1, 6.25%, 8/25/37	1,168	962,803
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	787	773,232
Series 2006-0A5, Class 2A1, 0.41%, 4/25/46 (a)	449	266,449
Series 2006-0A5, Class 3A1, 0.41%, 4/25/46 (a)	258	170,210
Series 2006-17, Class A2, 6.00%, 12/25/36	1,000	881,227
Series 2007-HY5, Class 3A1, 5.96%, 9/25/37 (a)	779	636,328
Credit Suisse Mortgage Capital Certificates,
Series 2006-8, Class 1A1, 4.50%, 10/25/21	821	741,850
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
Series 2005-1, Class 1A1, 0.71%, 2/25/35 (a)	1,477	1,170,630
GSR Mortgage Loan Trust, Series 2007-4F,
Class 1A1, 5.00%, 7/25/37	1,942	1,742,147
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1,
Class 3A1, 5.75%, 3/25/37 (a)	652	508,775
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2, 5.88%, 7/25/36	239	234,765

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	GBP	British Pound
the Schedules of Investments, the names and	AUD	Australian Dollar	HKD	Hong Kong Dollar
descriptions of many of the securities have been	CAD	Canadian Dollar	INR	Indian Rupee
abbreviated according to the following list:	CHF	Swiss Franc	JPY	Japanese Yen
	DKK	Danish Krona	LIBOR	London InterBank Offered Rate
	EUR	Euro	USD	US Dollar
See Notes to Financial Statements.	FKA	Formerly Known As

14 MANAGED ACCOUNT SERIES APRIL 30, 2011

U.S. Mortgage Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value
Collateralized Mortgage Obligations (concluded)
Lehman Mortgage Trust, Series 2005-2, Class 3A3,
5.50%, 12/25/35	$ 53	$ 50,277
Morgan Stanley Reremic Trust, Series 2010-R5,
Class 5A, 0.48%, 1/26/37 (a)(b)	522	502,668
Residential Accredit Loans, Inc.:
Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	364	242,443
Series 2006-QS16, Class A7, 6.00%, 11/25/36	299	196,238
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS, Class 1A1, 0.57%, 10/25/35 (a)	302	209,306
Structured Asset Securities Corp., Series 2005-5,
Class 2A4, 5.50%, 4/25/35	2,731	2,659,253
Thornburg Mortgage Securities Trust, Series 2006-5,
Class A1, 0.33%, 10/25/46 (a)	2,026	2,010,480
Wells Fargo Alternative Loan Trust, Series 2007-PA2,
Class 1A1, 6.00%, 6/25/37	2,818	2,423,302
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-3, Class A9, 5.50%, 3/25/36	497	503,472
Series 2007-8, Class 2A2, 6.00%, 7/25/37	265	250,045
Series 2007-10, Class 1A21, 6.00%, 7/25/37	825	819,841
		28,504,364
Commercial Mortgage-Backed Securities — 0.3%
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-HYB2, Class 3A1, 5.38%, 4/20/36 (a)	589	453,797
Interest Only Collateralized Mortgage
Obligations — 0.2%
Banc of America Alternative Loan Trust,
Series 2005-3, Class 1CB2, 4.56%, 4/25/35 (a)	1,803	195,435
Countrywide Alternative Loan Trust,
Series 2005-9CB, Class 1A4, 4.84%, 5/25/35 (a)	688	58,410
		253,845
Total Non-Agency Mortgage-Backed Securities — 20.7%		29,212,006
U.S. Government Sponsored
Agency Securities
Collateralized Mortgage Obligations — 2.4%
Fannie Mae Mortgage-Backed Securities:
Series 2002-70, Class QG, 5.50%, 6/25/31	852	871,832
Series 2003-9, Class EA, 4.50%, 10/25/17	645	675,798
Freddie Mac Mortgage-Backed Securities:
Series 2411, Class FJ, 0.57%, 12/15/29 (a)	20	20,136
Series 2977, Class AM, 4.50%, 5/15/22	265	270,925
Series 3033, Class HE, 4.50%, 9/15/18	615	630,413
Series 3222, Class FN, 0.62%, 9/15/36 (a)	858	860,476
		3,329,580
Interest Only Collateralized Mortgage
Obligations — 1.0%
Ginnie Mae Mortgage-Backed Securities:
Series 2007-35, Class KY, 6.19%, 6/16/37 (a)	1,966	274,046
Series 2009-40, Class BI, 4.50%, 9/20/36	1,216	192,689
Series 2010-98, Class HI, 5.00%, 3/20/38	1,928	318,498
Series 2010-103, Class IN, 4.50%, 2/20/39	1,283	236,305
Series 2011-25, Class IO, 5.00%, 3/20/38	692	121,655
Series 2011-25, Class NI, 4.50%, 12/16/37	833	123,477
Series 2011-25, Class PI, 4.50%, 1/16/38	743	108,350
		1,375,020

U.S. Government Sponsored	Par
Agency Securities	(000)	Value
Mortgage-Backed Securities — 147.6%
Fannie Mae Mortgage-Backed Securities (c):
3.50%, 5/15/41	$ 3,000	$ 2,859,843
4.00%, 5/01/26 – 5/15/41	14,184	14,232,458
4.50%, 9/01/39 – 5/15/41	31,112	32,060,016
5.00%, 1/01/23 – 5/15/41	28,322	29,933,690
5.50%, 5/15/26 – 5/15/41	17,657	19,062,644
6.00%, 12/01/32 – 5/15/41 (d)	10,202	11,194,209
Freddie Mac Mortgage-Backed Securities (c):
4.00%, 5/12/41	4,900	4,868,611
4.50%, 7/01/39 – 5/15/41	34,524	35,496,478
5.00%, 5/15/41	7,700	8,115,076
5.50%, 5/15/41	6,000	6,447,186
6.00%, 5/15/41	8,400	9,171,750
Ginnie Mae Mortgage-Backed Securities (c):
3.50%, 5/01/41	4,500	4,346,721
4.50%, 5/15/40 – 5/15/41	12,735	13,319,704
5.00%, 5/15/41	5,700	6,105,236
5.50%, 5/15/41	3,700	4,027,221
6.00%, 5/15/41	6,400	7,068,000
6.50%, 6/15/41	400	450,250
		208,759,093
Total U.S. Government Sponsored
Agency Securities — 151.0%		213,463,693
U.S. Treasury Obligations
U.S. Treasury Bonds:
4.25%, 11/15/40	200	194,438
4.75%, 2/15/41	300	316,969
U.S. Treasury Notes, 0.63%, 1/31/13	2,500	2,504,882
Total U.S. Treasury Obligations — 2.1%		3,016,289
Total Long-Term Investments
(Cost — $271,316,220) — 193.6%		273,727,051
	Beneficial
	Interest
Short-Term Securities	(000)
SSgA Prime Money Market, 0.13% (e)	$27,341	27,341,442
Total Short-Term Securities
(Cost — $27,341,442) — 19.3%		27,341,442
Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options, Strike
Price USD 98.50, Expires 9/16/11	168	54,600

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 15

U.S. Mortgage Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Purchased	(000)	Value
Over-the-Counter Call Swaptions — 0.2%
Receive a fixed rate of 3.63% and pay a floating
rate based on 3-month LIBOR, Expires 12/02/11,
Broker Deutsche Bank AG	$ 1,100	$ 27,319
Receive a fixed rate of 1.76% and pay a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG	3,100	31,396
Receive a fixed rate of 4.29% and pay a floating
rate based on 3-month LIBOR, Expires 2/06/12,
Broker UBS AG	800	47,696
Receive a fixed rate of 4.33% and pay a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker Goldman Sachs Bank USA	800	49,702
Receive a fixed rate of 4.07% and pay a floating
rate based on 3-month LIBOR, Expires 3/29/12,
Broker Royal Bank of Scotland Plc	1,100	50,110
		206,223
Over-the-Counter Put Swaptions — 0.2%
Pay a fixed rate of 1.50% and receive a floating
rate based on 3-month LIBOR, Expires 10/25/11,
Broker Credit Suisse International	67,700	170,591
Pay a fixed rate of 3.63% and receive a floating
rate based on 3-month LIBOR, Expires 12/02/11,
Broker Deutsche Bank AG	1,100	30,907
Pay a fixed rate of 1.76% and receive a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG	3,100	12,583
Pay a fixed rate of 2.50% and receive a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG	1,600	2,565
Pay a fixed rate of 4.29% and receive a floating
rate based on 3-month LIBOR, Expires 2/06/12,
Broker UBS AG	800	11,293
Pay a fixed rate of 4.33% and receive a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker UBS AG	800	10,673
Pay a fixed rate of 4.07% and receive a floating
rate based on 3-month LIBOR, Expires 3/29/12,
Broker Royal Bank of Scotland Plc	1,100	27,365
		265,977
Total Options Purchased
(Cost — $664,481) — 0.4%		526,800
Total Investments Before TBA Sale Commitments and
Options Written (Cost — $299,322,143*) — 213.3%		301,595,293
	Par
TBA Sale Commitments (c)	(000)
Fannie Mae Mortgage-Backed Securities:
4.50%, 9/01/39 – 5/15/41	20,300	(20,886,792)
5.00%, 1/01/23 – 5/15/41	3,900	(4,116,329)
5.50%, 5/15/26 – 5/15/41	10,000	(10,762,500)
6.00%, 12/01/32 – 5/15/41	5,300	(5,795,222)
Freddie Mac Mortgage-Backed Securities:
4.50%, 7/01/39 – 5/15/41	13,500	(13,869,144)
5.50%, 5/15/41	6,000	(6,447,186)

	Par
TBA Sale Commitments (c)	(000)	Value
Ginnie Mae Mortgage-Backed Securities:
4.50%, 5/15/40 – 5/15/41	$ 3,700	$ (3,868,812)
5.00%, 5/15/41	5,700	(6,105,236)
Total TBA Sale Commitments
(Proceeds — $71,288,606) — (50.8)%		(71,851,221)
Options Written	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options,
Strike Price USD 98.00, Expires 9/16/11	168	(21,000)
	Notional
	Amount
Options Written	(000)
Over-the-Counter Call Swaptions — (0.8)%
Pay a fixed rate of 3.83% and receive a floating
rate based on 3-month LIBOR, Expires 12/12/11,
Broker JPMorgan Chase Bank NA	$ 800	(27,339)
Pay a fixed rate of 3.85% and receive a floating
rate based on 3-month LIBOR, Expires 12/12/11,
Broker UBS AG	1,300	(46,308)
Pay a fixed rate of 2.08% and receive a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker Goldman Sachs Bank USA	2,900	(42,880)
Pay a fixed rate of 3.90% and receive a floating
rate based on 3-month LIBOR, Expires 3/19/12,
Broker UBS AG	2,500	(92,302)
Pay a fixed rate of 4.03% and receive a floating
rate based on 3-month LIBOR, Expires 4/16/12,
Broker Citibank NA	1,900	(82,147)
Pay a fixed rate of 3.98% and receive a floating
rate based on 3-month LIBOR, Expires 4/20/12,
Broker Citibank NA	700	(28,244)
Pay a fixed rate of 3.98% and receive a floating
rate based on 3-month LIBOR, Expires 4/20/12,
Broker Deutsche Bank AG	1,500	(60,524)
Pay a fixed rate of 3.96% and receive a floating
rate based on 3-month LIBOR, Expires 4/23/12,
Broker Deutsche Bank AG	1,000	(39,480)
Pay a fixed rate of 3.77% and receive a floating
rate based on 3-month LIBOR, Expires 11/23/12,
Broker UBS AG	1,200	(36,104)
Pay a fixed rate of 4.03% and receive a floating
rate based on 3-month LIBOR, Expires 12/03/12,
Broker Deutsche Bank AG	3,400	(134,760)
Pay a fixed rate of 4.52% and receive a floating
rate based on 3-month LIBOR, Expires 3/01/13,
Broker UBS AG	800	(48,370)
Pay a fixed rate of 4.94% and receive a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Barclays Bank Plc	4,500	(286,841)
Pay a fixed rate of 5.07% and receive a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Deutsche Bank AG	1,200	(94,979)
		(1,020,278)

See Notes to Financial Statements.

16 MANAGED ACCOUNT SERIES APRIL 30, 2011

U.S. Mortgage Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)	Value
Over-the-Counter Put Swaptions — (0.5)%
Receive a fixed rate of 3.83% and pay a floating
rate based on 3-month LIBOR, Expires 12/12/11,
Broker JPMorgan Chase Bank NA	$ 800	$ (17,349)
Receive a fixed rate of 3.85% and pay a floating
rate based on 3-month LIBOR, Expires 12/12/11,
Broker UBS AG	1,300	(26,959)
Receive a fixed rate of 2.08% and pay a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker Goldman Sachs Bank USA	2,900	(8,569)
Receive a fixed rate of 3.90% and pay a floating
rate based on 3-month LIBOR, Expires 3/19/12,
Broker UBS AG	2,500	(74,389)
Receive a fixed rate of 4.03% and pay a floating
rate based on 3-month LIBOR, Expires 4/16/12,
Broker Citibank NA	1,900	(53,145)
Receive a fixed rate of 3.98% and pay a floating
rate based on 3-month LIBOR, Expires 4/20/12,
Broker Citibank NA	1,500	(45,623)
Receive a fixed rate of 3.98% and pay a floating
rate based on 3-month LIBOR, Expires 4/20/12,
Broker Deutsche Bank AG	700	(21,291)
Receive a fixed rate of 3.96% and pay a floating
rate based on 3-month LIBOR, Expires 4/23/12,
Broker Deutsche Bank AG	1,000	(31,326)
Receive a fixed rate of 3.77% and pay a floating
rate based on 3-month LIBOR, Expires 11/23/12,
Broker UBS AG	1,200	(71,676)
Receive a fixed rate of 4.03% and pay a floating
rate based on 3-month LIBOR, Expires 12/03/12,
Broker Deutsche Bank AG	3,400	(167,419)
Receive a fixed rate of 4.52% and pay a floating
rate based on 3-month LIBOR, Expires 3/01/13,
Broker UBS AG	800	(30,384)
Receive a fixed rate of 4.94% and pay a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Barclays Bank Plc	4,500	(135,115)
Receive a fixed rate of 5.07% and pay a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Deutsche Bank AG	1,200	(48,316)
		(731,561)
Total Options Written
(Premiums Received — $1,904,087) — (1.3)%		(1,772,839)
Total Investments, Net of TBA Sale Commitments
and Options Written — 161.2%		227,971,233
Liabilities in Excess of Other Assets — (61.2)%		(86,551,602)
Net Assets — 100.0%		$141,419,631

* The cost and unrealized appreciation (depreciation) of investments, as of
April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$299,324,407
Gross unrealized appreciation	$ 4,000,321
Gross unrealized depreciation	(1,729,435)
Net unrealized appreciation	$ 2,270,886

(a) Variable rate security. Rate shown is as of report date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(c) Represents or includes TBA transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)
Bank of America, N.A.	$ (367,187)	$ (4,734)
Citigroup Global Markets, Inc.	11,009,426	(51,996)
Credit Suisse Securities (USA) LLC	5,063,782	42,078
Deutsche Bank AG	19,288,686	229,010
Goldman Sachs & Co.	26,631,533	382,252
Greenwich Capital Markets	(617,344)	(1,488)
JPMorgan Securities, Inc.	8,738,282	69,375
Morgan Stanley & Co., Inc.	540,766	28,618
Nomura Securities International, Inc.	14,556,546	199,484
Wells Fargo Bank, N.A.	(1,852,031)	(14,906)

(d) All or a portion of security has been pledged as collateral in connection with swaps.
(e) Represents current yield as of report date.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 17

U.S. Mortgage Portfolio
Schedule of Investments (continued)

• Financial futures contracts purchased as of April 30, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Appreciation
63	5-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$ 7,463,531	$ 32,027

• Financial futures contracts sold as of April 30, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
75	2-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$16,404,658	$ (29,717)
77	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	9,203,723	(124,105)
2	Long-Term Treasury Bond	Chicago Board of Trade	June 2011	242,884	(1,866)
7	Ultra U.S. Treasury Bond	Chicago Board of Trade	June 2011	879,035	(2,090)
2	90 Day Euro-Dollar	Chicago Mercantile	June 2011	497,644	(880)
2	90 Day Euro-Dollar	Chicago Mercantile	September 2011	497,520	(705)
2	90 Day Euro-Dollar	Chicago Mercantile	December 2011	496,620	(1,080)
1	90 Day Euro-Dollar	Chicago Mercantile	March 2012	247,604	(859)
1	90 Day Euro-Dollar	Chicago Mercantile	June 2012	246,710	(1,140)
1	90 Day Euro-Dollar	Chicago Mercantile	September 2012	245,823	(1,265)
1	90 Day Euro-Dollar	Chicago Mercantile	December 2012	245,023	(1,278)
1	90 Day Euro-Dollar	Chicago Mercantile	March 2013	244,347	(1,265)
1	90 Day Euro-Dollar	Chicago Mercantile	June 2013	243,697	(1,253)
1	90 Day Euro-Dollar	Chicago Mercantile	September 2013	243,098	(1,190)
1	90 Day Euro-Dollar	Chicago Mercantile	December 2013	242,510	(1,115)
Total					$ (169,808)

• Interest rate swaps outstanding as of April 30, 2011 were as follows:

				Notional	Unrealized
Fixed	Floating		Expiration	Amount	Appreciation
Rate	Rate	Counterparty	Date	(000)	(Depreciation)
0.83% (a)	3-month LIBOR	Credit Suisse International	4/27/13	$ 17,200	$ 20,236
2.35% (b)	3-month LIBOR	Deutsche Bank AG	12/20/15	500	(7,525)
2.10% (b)	3-month LIBOR	Deutsche Bank AG	1/18/16	2,300	(6,101)
2.33% (b)	3-month LIBOR	Deutsche Bank AG	3/29/16	1,500	(15,225)
2.15% (a)	3-month LIBOR	Deutsche Bank AG	4/28/16	1,300	7,168
3.54% (b)	3-month LIBOR	Deutsche Bank AG	4/06/21	800	(12,419)
4.34% (b)	3-month LIBOR	Citibank NA	4/14/41	300	(8,986)
4.38% (b)	3-month LIBOR	Goldman Sachs International	4/14/41	300	(10,872)
4.18% (a)	3-month LIBOR	Credit Suisse International	4/20/41	400	922
Total					$ (32,802)
(a)	Pays floating interest rate and receives fixed rate.
(b)	Pays fixed interest rate and receives floating rate.

• Total return swaps outstanding as of April 30, 2011 were as follows:

	Fund Pays/
	Receives the Total				Notional	Unrealized
Reference	Return of the	Fixed Rate/		Expiration	Amount	Appreciation
Entity	Reference Entity	Floating Rate	Counterparty	Date	(000)	(Depreciation)
Gross return on the Market IOS
4.50%, 30-year, fixed-rate
Fannie Mae residential
mortgage backed-securities pool	Receives	1-month LIBOR	Deutsche Bank AG	1/12/40	$6,710	$ (56,582)
Gross return on the Market IOS
5.00%, 30-year, fixed-rate
Fannie Mae residential
mortgage backed-securities pool	Pays	1-month LIBOR	Morgan Stanley International	1/12/40	$6,852	8,649
Total						$ (47,933)

See Notes to Financial Statements.

18 MANAGED ACCOUNT SERIES APRIL 30, 2011

U.S. Mortgage Portfolio
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio's own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	— $ 24,662,807		$ 3,372,256 $ 28,035,063
Non-Agency
Mortgage-
Backed
Securities	—	28,709,338	502,668 29,212,006
U.S. Government
Sponsored
Agency
Securities	—	213,463,693	— 213,463,693
U.S. Treasury
Obligations	—	3,016,289	— 3,016,289
Short-Term
Securities	$27,341,442	—	— 27,341,442
Liabilities:
Investment:
Long-Term
Investments:
TBA Sale
Commitments .	—	(71,851,221)	— (71,851,221)
Total	$27,341,442	$198,000,906	$ 3,874,924 $229,217,272

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate
contracts	$ 86,627	$ 500,526	—	$ 587,153
Other
contracts	—	8,649	—	8,649
Liabilities:
Interest rate
contracts	(190,808)	(1,812,967)	—	(2,003,775)
Other
contracts	—	(56,582)	—	(56,582)
Total	$ (104,181)	$ (1,360,374)	—	$ (1,464,555)

1 Derivative financial instrumens are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.
The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

			Non-Agency
		Asset-Backed Mortgage-Backed
		Securities	Securities	Total
Assets:
Balance, as of April 30, 2010		$ 813,417	$ 2,957,736	$ 3,771,153
Accrued discounts/ premiums		15	15,684	15,699
Net realized gain		20	200,649	200,669
Net change in unrealized
appreciation/depreciation[2]		2,925	(77,154)	(74,229)
Purchases		3,370,279	728,000	4,098,279
Sales		(983)	(1,548,604)	(1,549,587)
Transfers in3		—	—	—
Transfers out[3]		(813,417)	(1,773,643)	(2,587,060)
Balance, as of April 30, 2011	.	$ 3,372,256	$ 502,668 $ 3,874,924

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/
depreciation on investments still held at April 30, 2011 was $21,256.
3 The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 19

High Income Portfolio
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Building Products — 0.0%
Nortek, Inc. (a)		490	$ 21,075
Commercial Banks — 0.1%
CIT Group, Inc. (a)		2,671	113,411
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)		172	688
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)		43,685	142,669
Ainsworth Lumber Co. Ltd. (a)(b)		50,148	163,777
			306,446
Semiconductors & Semiconductor
Equipment — 0.0%
SunPower Corp., Class B (a)		291	6,219
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)		167	585
HMH Holdings/EduMedia (a)		26,653	133,266
			133,851
Wireless Telecommunication Services — 0.0%
FiberTower Corp. (a)		26,789	36,165
Total Common Stocks — 0.5%			617,855
		Par
Corporate Bonds		(000)
Aerospace & Defense — 0.7%
GeoEye, Inc., 9.63%, 10/01/15	USD	50	56,563
Huntington Ingalls Industries Inc. (b):
6.88%, 3/15/18		360	378,900
7.13%, 3/15/21		130	136,825
Kratos Defense & Security Solutions Inc.:
10.00%, 6/01/17		160	175,600
10.00%, 6/01/17 (b)		114	125,115
			873,003
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		239	238,638
Series 2, 12.38%, 10/08/15		243	240,975
			479,613
Airlines — 0.7%
Air Canada, 9.25%, 8/01/15 (b)		280	289,800
American Airlines Inc., 7.50%, 3/15/16 (b)		80	78,600
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		189	200,739
United Air Lines, Inc., 12.75%, 7/15/12		295	325,560
			894,699
Auto Components — 0.9%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		130	141,375
11.25%, 11/01/15 (c)		63	68,670
Exide Technologies, 8.63%, 2/01/18 (b)		70	75,075
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(d)(e)		135	129,195
8.00%, 1/15/18 (f)		625	645,312
Pittsburgh Glass Works LLC, 8.50%, 4/15/16 (b)		115	120,175
			1,179,802

		Par
Corporate Bonds		(000)	Value
Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18	USD	86	$ 92,235
Crown European Holdings SA,
7.13%, 8/15/18 (b)	EUR	80	122,639
			214,874
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	162	165,609
Building Products — 1.5%
Associated Materials LLC, 9.13%, 11/01/17 (b)		180	193,725
Building Materials Corp. of America (b):
7.00%, 2/15/20		100	104,250
6.75%, 5/01/21		320	324,400
Griffon Corp., 7.13%, 4/01/18 (b)		190	196,887
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		115	124,775
9.00%, 1/15/21 (b)		460	495,650
Nortek, Inc., 10.00%, 12/01/18 (b)		490	524,300
			1,963,987
Capital Markets — 0.6%
American Capital Ltd., 7.96%, 12/31/13 (g)		180	185,542
E*Trade Financial Corp., Series A,
3.29%, 8/31/19 (d)(h)		254	398,780
KKR Group Finance Co., 6.38%, 9/29/20 (b)		240	250,815
			835,137
Chemicals — 3.2%
American Pacific Corp., 9.00%, 2/01/15		180	175,050
American Rock Salt Co., LLC, 8.25%, 5/01/18 (b)		62	62,620
CF Industries, Inc., 7.13%, 5/01/20		160	183,200
Celanese US Holdings LLC, 6.63%, 10/15/18		225	236,812
Chemtura Corp., 7.88%, 9/01/18 (b)		175	187,688
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		60	66,600
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		155	168,175
9.00%, 11/15/20 (b)		355	383,400
Huntsman International LLC, 8.63%, 3/15/21 (b)		285	319,912
Ineos Finance Plc, 9.00%, 5/15/15 (b)		135	147,825
KRATON Polymers LLC, 6.75%, 3/01/19 (b)		55	55,963
Koppers, Inc., 7.88%, 12/01/19		160	174,400
MacDermid, Inc., 9.50%, 4/15/17 (b)		295	314,175
NOVA Chemicals Corp., 8.63%, 11/01/19		220	252,725
Nalco Co.:
8.25%, 5/15/17		170	185,088
6.63%, 1/15/19 (b)		30	30,900
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)		150	155,625
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		185	203,962
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)		280	287,000
Polymer Group, Inc., 7.75%, 2/01/19 (b)		60	62,400
PolyOne Corp., 7.38%, 9/15/20		80	85,350
Solutia, Inc., 8.75%, 11/01/17		205	226,781
TPC Group LLC, 8.25%, 10/01/17 (b)		125	134,375
			4,100,026
Commercial Banks — 2.8%
CIT Group, Inc.:
7.00%, 5/01/16		1,139	1,147,049
7.00%, 5/01/17		1,945	1,960,718
6.63%, 4/01/18 (b)		487	523,118
Glitnir Banki HF, 6.38%, 9/25/12 (a)(b)(i)		335	—
			3,630,885

See Notes to Financial Statements.

20 MANAGED ACCOUNT SERIES APRIL 30, 2011

High Income Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Commercial Services & Supplies — 1.7%
ARAMARK Corp., 3.97%, 2/01/15 (e)	USD	300	$ 299,250
Aviation Capital Group Corp.,
6.75%, 4/06/21 (b)(f)		510	513,993
Brickman Group Holdings, Inc.,
9.13%, 11/01/18 (b)		200	209,000
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)		262	267,895
Clean Harbors, Inc., 7.63%, 8/15/16 (b)		110	117,700
Mobile Mini, Inc., 7.88%, 12/01/20 (b)		165	175,313
RSC Equipment Rental Inc.:
8.25%, 2/01/21		230	242,650
10.00%, 7/15/17 (b)		300	343,500
West Corp., 8.63%, 10/01/18 (b)		30	31,800
			2,201,101
Communications Equipment — 0.4%
Avaya, Inc.:
9.75%, 11/01/15		110	113,575
10.13%, 11/01/15 (c)		270	279,450
7.00%, 4/01/19 (b)		180	178,200
			571,225
Computers & Peripherals — 0.1%
EMC Corp., 1.75%, 12/01/13 (d)		80	144,200
Construction & Engineering — 0.1%
Boart Longyear Management Pty Ltd.,
7.00%, 4/01/21 (b)		90	93,150
Construction Materials — 0.1%
Calcipar SA, 6.88%, 5/01/18 (b)		155	158,875
Consumer Finance — 1.2%
Credit Acceptance Corp.:
9.13%, 2/01/17		200	217,750
9.13%, 2/01/17 (b)		115	124,919
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		850	933,545
6.63%, 8/15/17		200	220,230
			1,496,444
Containers & Packaging — 3.0%
Ardagh Packaging Finance Plc (b):
7.38%, 10/15/17	EUR	260	397,615
9.25%, 10/15/20		100	157,557
Ball Corp.:
7.38%, 9/01/19	USD	290	314,287
6.75%, 9/15/20		85	89,463
Berry Plastics Corp.:
8.25%, 11/15/15		45	47,925
9.75%, 1/15/21		650	652,437
Beverage Packaging Holdings
Luxembourg II SA, 8.00%, 12/15/16	EUR	215	316,059
Cascades, Inc , 7.75%, 12/15/17	USD	195	208,163
GCL Holdings, 9.38%, 4/15/18	EUR	121	182,821
Graphic Packaging International, Inc.,
7.88%, 10/01/18	USD	150	163,313
Greif, Inc., 7.75%, 8/01/19		105	115,238
OI European Group BV, 6.88%, 3/31/17	EUR	120	181,737
Pregis Corp., 12.38%, 10/15/13	USD	125	123,438
Rock-Tenn Co., 9.25%, 3/15/16		65	70,850
Sealed Air Corp., 7.88%, 6/15/17		285	321,947
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	185	284,973
7.75%, 11/15/19		180	279,937
			3,907,760

		Par
Corporate Bonds		(000)	Value
Diversified Financial Services — 5.2%
Ally Financial, Inc.:
6.25%, 12/01/17 (b)	USD	260	$ 271,050
8.00%, 3/15/20		120	134,850
7.50%, 9/15/20 (b)		210	228,900
8.00%, 11/01/31		640	715,099
8.00%, 11/01/31		1,305	1,471,387
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16		160	177,200
FCE Bank Plc, 7.13%, 1/15/13	EUR	350	547,692
Leucadia National Corp.:
8.13%, 9/15/15	USD	475	527,250
7.13%, 3/15/17		180	189,000
Reynolds Group DL Escrow, Inc.:
7.75%, 10/15/16	EUR	100	154,040
7.75%, 10/15/16 (b)	USD	300	318,000
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	150	231,059
7.13%, 4/15/19	USD	200	208,500
9.00%, 4/15/19		620	653,325
6.88%, 2/15/21		175	180,469
8.25%, 2/15/21		435	442,069
Sunrise Communications Holdings SA,
8.50%, 12/31/18 (b)	EUR	100	157,002
Sunrise Communications International SA,
7.00%, 12/31/17 (b)		100	153,669
			6,760,561
Diversified Telecommunication Services — 2.1%
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12	USD	495	487,575
ITC Deltacom, Inc., 10.50%, 4/01/16		100	111,000
Level 3 Communications, Inc.,
6.50%, 10/01/16 (d)		59	90,123
Level 3 Financing, Inc.:
5.50%, 11/01/14		97	100,637
8.75%, 2/15/17		630	652,050
10.00%, 2/01/18		60	64,800
9.38%, 4/01/19 (b)		320	340,000
Qwest Communications International, Inc.,
8.00%, 10/01/15		400	439,000
tw telecom holdings, Inc., 8.00%, 3/01/18		90	97,762
Windstream Corp., 7.88%, 11/01/17		350	378,000
			2,760,947
Electric Utilities — 0.5%
IPALCO Enterprises, Inc.:
8.63%, 11/14/11		150	154,875
7.25%, 4/01/16 (b)		510	555,900
			710,775
Electronic Equipment, Instruments
& Components — 0.9%
CDW LLC:
11.00%, 10/12/15		40	43,550
11.50%, 10/12/15 (c)		260	283,075
8.00%, 12/15/18 (b)		370	394,050
Jabil Circuit, Inc.:
7.75%, 7/15/16		170	192,950
8.25%, 3/15/18		95	109,012
NXP BV, 3.05%, 10/15/13 (e)		170	169,150
			1,191,787

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 21

High Income Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Energy Equipment & Services — 1.7%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	USD	220	$ 230,450
Compagnie Generale de Geophysique-Veritas:
9.50%, 5/15/16		160	178,000
7.75%, 5/15/17		275	290,125
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		175	182,000
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		510	543,150
Key Energy Service Inc., 6.75%, 3/01/21		195	200,363
MEG Energy Corp., 6.50%, 3/15/21 (b)		310	318,137
Precision Drilling Corp., 6.63%, 11/15/20 (b)		35	36,225
Thermon Industries, Inc., 9.50%, 5/01/17		167	179,525
			2,157,975
Food & Staples Retailing — 0.2%
BI-LO LLC, 9.25%, 2/15/19 (b)		100	104,250
Rite Aid Corp., 9.75%, 6/12/16		180	202,725
			306,975
Food Products — 0.8%
Blue Merger Sub Inc., 7.63%, 2/15/19 (b)		420	429,975
Boparan Holdings Ltd.:
9.75%, 4/30/18	EUR	100	150,340
9.88%, 4/30/18 (b)	GBP	100	168,721
Darling International, Inc., 8.50%, 12/15/18 (b) USD		95	103,550
Reddy Ice Corp., 11.25%, 3/15/15		150	155,625
Smithfield Foods, Inc., 10.00%, 7/15/14		17	20,145
			1,028,356
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (b)		120	119,400
Health Care Equipment & Supplies — 1.2%
DJO Finance LLC:
10.88%, 11/15/14		720	783,900
7.75%, 4/15/18 (b)		45	46,237
Fresenius Medical Care US Finance Inc.,
5.75%, 2/15/21 (b)		180	175,725
Hologic, Inc., 2.00%, 12/15/37 (g)		65	63,050
IASIS Healthcare LLC, 8.38%, 5/15/19 (b)(j)		515	522,725
			1,591,637
Health Care Providers & Services — 4.1%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)		175	184,625
ConvaTec Healthcare E SA (b):
7.38%, 12/15/17	EUR	200	308,079
10.50%, 12/15/18	USD	200	215,500
Crown Newco 3 Plc, 7.00%, 2/15/18 (b)	GBP	200	335,762
DaVita, Inc., 6.38%, 11/01/18	USD	150	153,562
FMC Finance III SA, 6.88%, 7/15/17		115	122,331
Gentiva Health Services Inc., 11.50%, 9/01/18		315	357,525
HCA, Inc.:
8.50%, 4/15/19 (f)		370	410,700
7.88%, 2/15/20		365	397,394
7.25%, 9/15/20		945	1,015,875
HealthSouth Corp., 8.13%, 2/15/20		95	103,788
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		130	138,450
Omnicare, Inc.:
6.13%, 6/01/13		36	36,135
6.88%, 12/15/15		175	180,250
7.75%, 6/01/20		280	301,000
STHI Holding Corp., 8.00%, 3/15/18 (b)		145	148,988

		Par
Corporate Bonds		(000)	Value
Health Care Providers & Services (concluded)
Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	362	$ 394,580
10.00%, 5/01/18		312	361,920
8.88%, 7/01/19		188	212,440
			5,378,904
Health Care Technology — 0.7%
IMS Health, Inc., 12.50%, 3/01/18 (b)		660	782,100
MedAssets, Inc., 8.00%, 11/15/18 (b)		65	66,788
			848,888
Hotels, Restaurants & Leisure — 2.5%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)		70	72,625
Caesars Entertainment Operating Co., Inc.,
10.00%, 12/15/18		1,395	1,309,556
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		400	431,000
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	108	160,554
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (a)(b)(i)	USD	130	68
Little Traverse Bay Bands, 9.00%, 8/31/20 (b)		103	92,700
MGM Resorts International, 10.38%, 5/15/14		640	740,000
Scientific Games Corp., 8.13%, 9/15/18 (b)		65	68,412
Sugarhouse HSP Gaming Prop Mezz LP,
8.63%, 4/15/16 (b)		65	66,706
Travelport LLC:
9.88%, 9/01/14		30	28,350
9.00%, 3/01/16		40	36,200
Tropicana Entertainment LLC, Series WI,
9.63%, 12/15/14 (a)(i)		25	3
Vail Resorts Inc., 6.50%, 5/01/19 (b)		85	86,700
Waterford Gaming LLC, 8.63%, 9/15/14 (b)		193	115,729
			3,208,603
Household Durables — 2.8%
American Standard Americas,
10.75%, 1/15/16 (b)		150	160,313
Ashton Woods USA LLC, 15.81%, 6/30/15 (b)(k)		387	233,408
Beazer Homes USA, Inc.:
8.13%, 6/15/16		45	44,438
12.00%, 10/15/17		485	559,569
9.13%, 6/15/18		795	793,012
9.13%, 5/15/19 (b)		40	39,900
Ideal Standard International SA,
11.75%, 5/01/18	EUR	100	148,115
Pulte Homes, Inc., 6.38%, 5/15/33	USD	30	24,675
Ryland Group, Inc., 6.63%, 5/01/20		280	273,700
Standard Pacific Corp.:
10.75%, 9/15/16		495	580,387
8.38%, 5/15/18		235	243,225
8.38%, 5/15/18 (b)		185	191,475
8.38%, 1/15/21 (b)		300	309,000
			3,601,217
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18	EUR	100	149,781
IT Services — 2.1%
First Data Corp.:
9.88%, 9/24/15		85	87,869
9.88%, 9/24/15		170	175,100
7.38%, 6/15/19 (b)		395	402,406
8.88%, 8/15/20 (b)		55	60,225
8.25%, 1/15/21 (b)		126	125,370
12.63%, 1/15/21 (b)		1,184	1,297,960

See Notes to Financial Statements.

22 MANAGED ACCOUNT SERIES APRIL 30, 2011

High Income Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
IT Services (concluded)
SunGard Data Systems, Inc.:
10.63%, 5/15/15	EUR	100	$ 110,000
7.38%, 11/15/18 (b)		180	185,850
7.63%, 11/15/20 (b)		230	239,775
			2,684,555
Independent Power Producers & Energy
Traders — 3.4%
AES Corp., 9.75%, 4/15/16	USD	80	92,600
Calpine Construction Finance Co. LP,
8.00%, 6/01/16 (b)		50	54,750
Calpine Corp. (b):
7.50%, 2/15/21		180	190,350
7.88%, 1/15/23		255	271,575
Energy Future Holdings Corp., 10.00%, 1/15/20		990	1,059,379
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		503	540,765
Infinis Plc, 9.13%, 12/15/14 (b)	GBP	105	183,279
NRG Energy, Inc.:
7.63%, 1/15/18 (b)	USD	1,080	1,134,000
8.50%, 6/15/19		170	181,050
Texas Competitive Electric Holdings Co., LLC:
11.50%, 10/01/20 (b)		420	431,550
Series A, 10.25%, 11/01/15		360	232,200
TXU Corp., 6.55%, 11/15/34		165	87,863
			4,459,361
Industrial Conglomerates — 1.2%
Sequa Corp. (b):
11.75%, 12/01/15		120	129,750
13.50%, 12/01/15 (c)		1,262	1,394,203
			1,523,953
Insurance — 0.4%
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		242	255,915
Genworth Financial, Inc., 7.63%, 9/24/21		190	195,143
USI Holdings Corp., 4.19%, 11/15/14 (b)(e)		100	96,750
			547,808
Machinery — 1.5%
KION Fiance SA, 7.88%, 4/15/18 (b)	EUR	100	146,264
Navistar International Corp.:
3.00%, 10/15/14 (d)	USD	700	1,064,875
8.25%, 11/01/21		50	55,750
Oshkosh Corp., 8.25%, 3/01/17		240	264,900
Titan International, Inc. (b):
5.63%, 1/15/17 (d)		90	288,337
7.88%, 10/01/17		175	188,125
			2,008,251
Media — 11.7%
AMC Entertainment, Inc.:
8.75%, 6/01/19		220	238,700
9.75%, 12/01/20 (b)		60	63,900
Affinion Group, Inc., 7.88%, 12/15/18 (b)		335	319,087
CCH II LLC, 13.50%, 11/30/16		528	636,350
CCO Holdings LLC:
7.88%, 4/30/18		140	151,725
8.13%, 4/30/20		160	178,000
Catalina Marketing Corp.,
10.50%, 10/01/15 (b)(c)		175	188,563

		Par
Corporate Bonds		(000)	Value
Media (concluded)
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15 (b)	USD	640	$ 657,600
Checkout Holding Corp., 11/15/15 (b)(h)		315	206,325
Citadel Broadcasting Corp.,
7.75%, 12/15/18 (b)(f)		120	129,900
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		610	677,862
Series B, 9.25%, 12/15/17		2,828	3,146,150
Cumulus Media, 7.75%, 5/01/19 (b)		165	165,000
DISH DBS Corp., 7.00%, 10/01/13		125	135,000
Gannett Co., Inc., 10.00%, 4/01/16		300	348,000
Gray Television, Inc., 10.50%, 6/29/15		390	420,225
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (e)		60	54,750
9.50%, 5/15/15		70	68,775
Intelsat Bermuda Ltd. (c):
11.50%, 2/04/17 (b)		570	624,150
11.50%, 2/04/17		110	120,450
Interactive Data Corp., 10.25%, 8/01/18 (b)		345	384,675
Kabel BW Erste Beteiligungs GmbH,
7.50%, 3/15/19	EUR	301	458,086
Liberty Global, Inc., 4.50%, 11/15/16 (d)	USD	150	281,813
Liberty Media Corp., 3.13%, 3/30/23 (d)		175	214,375
Live Nation Entertainment, Inc.,
8.13%, 5/15/18 (b)		245	249,900
Musketeer GmbH, 9.50%, 3/15/21 (b)	EUR	185	289,083
NAI Entertainment Holdings LLC,
8.25%, 12/15/17 (b)	USD	255	275,400
Nielsen Finance LLC:
11.50%, 5/01/16		62	73,315
7.75%, 10/15/18 (b)		800	862,000
ProQuest LLC, 9.00%, 10/15/18 (b)		185	193,788
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(i)		196	1,961
Rainbow National Services LLC,
10.38%, 9/01/14 (b)		296	307,840
Regal Entertainment Group, 9.13%, 8/15/18		110	117,975
UPC Germany GmbH (b):
8.13%, 12/01/17		525	555,187
8.13%, 12/01/17	EUR	110	171,073
9.63%, 12/01/19		240	388,358
UPCB Finance II Ltd., 6.38%, 7/01/20		322	459,093
Unitymedia GmbH, 9.63%, 12/01/19		50	80,908
Unitymedia Hessen GmbH & Co. KG,
8.13%, 12/01/17		50	77,760
Univision Communications Inc.,
6.88%, 5/15/19 (b)(j)	USD	270	271,013
Virgin Media Secured Finance Plc,
7.00%, 1/15/18	GBP	150	269,344
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	145	225,774
Ziggo Finance BV, 6.13%, 11/15/17 (b)		305	456,268
			15,195,501
Metals & Mining — 3.8%
Arch Western Finance LLC, 6.75%, 7/01/13	USD	126	126,788
Drummond Co., Inc., 7.38%, 2/15/16		390	403,650
FMG Resources August 2006 Pty Ltd.,
7.00%, 11/01/15 (b)		560	590,800
Foundation PA Coal Co., 7.25%, 8/01/14		200	204,000
Goldcorp, Inc., 2.00%, 8/01/14 (d)		215	286,487
JMC Steel Group, 8.25%, 3/15/18 (b)		175	183,313
James River Escrow Inc., 7.88%, 4/01/19 (b)		275	288,062
New World Resources NV, 7.88%, 5/01/18	EUR	121	188,628

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 23

High Income Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Metals & Mining (concluded)
Newmont Mining Corp., Series A,
1.25%, 7/15/14 (d)	USD	160	$ 220,200
Novelis Inc., 8.75%, 12/15/20		1,605	1,793,587
RathGibson, Inc., 11.25%, 2/15/14 (a)(i)		255	26
Ryerson, Inc.:
7.68%, 11/01/14 (e)		180	181,350
12.00%, 11/01/15		85	91,800
Steel Dynamics, Inc., 7.38%, 11/01/12		140	148,750
Taseko Mines Ltd., 7.75%, 4/15/19		145	149,713
United States Steel Corp., 7.38%, 4/01/20		90	94,950
			4,952,104
Multiline Retail — 0.9%
Dollar General Corp., 11.88%, 7/15/17 (c)		1,056	1,211,760
Oil, Gas & Consumable Fuels — 10.7%
Alpha Natural Resources, Inc., 2.38%, 4/15/15 (d)		105	139,125
Arch Coal, Inc., 7.25%, 10/01/20		460	496,225
Berry Petroleum Co.:
8.25%, 11/01/16		175	185,063
6.75%, 11/01/20		90	93,375
Bill Barrett Corp., 9.88%, 7/15/16		20	22,750
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)		85	90,738
Chaparral Energy Inc., 8.25%, 9/01/21 (b)		105	111,038
Chesapeake Energy Corp.:
6.50%, 8/15/17		100	109,000
6.63%, 8/15/20		850	915,875
6.13%, 2/15/21		535	552,387
2.25%, 12/15/38 (d)		350	327,250
Chesapeake Midstream Partners LP,
5.88%, 4/15/21 (b)		145	146,269
Clayton Williams Energy Inc., 7.75%, 4/01/19 (b)		145	145,363
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		131	142,790
Concho Resources Inc., 7.00%, 1/15/21		155	163,525
Connacher Oil and Gas Ltd.,
10.25%, 12/15/15 (b)		455	483,437
Consol Energy, Inc., 8.25%, 4/01/20		1,070	1,193,050
Continental Resources Inc., 7.13%, 4/01/21		135	143,438
Copano Energy LLC, 7.13%, 4/01/21		150	153,750
Crestwood Midstream Partners LP,
7.75%, 4/01/19 (b)		95	95,950
Crosstex Energy LP, 8.88%, 2/15/18		55	60,088
Denbury Resources, Inc.:
9.75%, 3/01/16		265	298,787
8.25%, 2/15/20		504	561,960
6.38%, 8/15/21		115	118,450
EV Energy Partners LP, 8.00%, 4/15/19 (b)		225	232,313
Energy Transfer Equity LP, 7.50%, 10/15/20		50	54,750
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17		215	234,350
7.75%, 6/15/19		375	383,437
Forest Oil Corp., 8.50%, 2/15/14		80	89,200
Hilcorp Energy I LP (b):
8.00%, 2/15/20		225	241,312
7.63%, 4/15/21		290	304,500
Linn Energy LLC:
8.63%, 4/15/20		320	353,600
7.75%, 2/01/21 (b)		590	632,037
MarkWest Energy Partners LP, 6.75%, 11/01/20		100	103,250
Niska Gas Storage US LLC, 8.88%, 3/15/18		882	955,867

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)	USD	270	$ 272,700
Peabody Energy Corp.:
7.38%, 11/01/16		180	202,950
6.50%, 9/15/20		60	64,275
Penn Virginia Corp., 7.25%, 4/15/19		80	80,700
Petrohawk Energy Corp.:
10.50%, 8/01/14		190	217,788
7.88%, 6/01/15		165	174,900
7.25%, 8/15/18		70	74,375
7.25%, 8/15/18 (b)		511	542,937
Range Resources Corp.:
6.38%, 3/15/15		160	163,200
8.00%, 5/15/19		55	60,638
6.75%, 8/01/20		100	107,000
SM Energy Co., 6.63%, 2/15/19 (b)		350	361,375
SandRidge Energy Inc., 7.50%, 3/15/21 (b)		360	378,900
Swift Energy Co., 7.13%, 6/01/17		290	297,250
Teekay Corp., 8.50%, 1/15/20		240	261,000
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	88	125,775
Whiting Petroleum Corp., 6.50%, 10/01/18	USD	185	193,325
			13,913,387
Paper & Forest Products — 2.1%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15 (b)(c)		415	421,396
Boise Cascade LLC, 7.13%, 10/15/14		90	89,775
Boise Paper Holdings LLC:
9.00%, 11/01/17		125	139,219
8.00%, 4/01/20		100	108,500
Catalyst Paper Corp., 7.38%, 3/01/14		100	69,500
Clearwater Paper Corp.:
10.63%, 6/15/16		165	186,450
7.13%, 11/01/18 (b)		120	124,800
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		595	675,325
NewPage Corp., 11.38%, 12/31/14		495	492,525
Sappi Papier Holding Gmbh,
6.63%, 4/15/21 (b)		60	60,900
Verso Paper Holdings LLC:
11.50%, 7/01/14		248	270,320
Series B, 4.05%, 8/01/14 (e)		60	58,200
			2,696,910
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16		280	279,475
6.75%, 10/01/17		55	54,725
6.88%, 12/01/18		60	59,925
7.00%, 10/01/20		95	93,338
			487,463
Professional Services — 0.3%
FTI Consulting, Inc.:
7.75%, 10/01/16		75	78,750
6.75%, 10/01/20 (b)		250	255,000
			333,750
Real Estate Investment Trusts (REITs) — 0.7%
FelCor Escrow Holdings LLC,
6.75%, 6/01/19 (b)(j)		645	646,612
Rouse Co. LP/The:
7.20%, 9/15/12		110	115,363
6.75%, 5/01/13 (b)		175	181,344
			943,319

See Notes to Financial Statements.

24 MANAGED ACCOUNT SERIES APRIL 30, 2011

High Income Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Real Estate Management & Development — 1.5%
Realogy Corp. (b):
11.50%, 4/15/17	USD	685	$ 714,112
12.00%, 4/15/17		140	145,775
7.88%, 2/15/19		1,065	1,075,650
			1,935,537
Road & Rail — 2.0%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		175	194,250
8.25%, 1/15/19		595	632,188
Florida East Coast Railway Corp.,
8.13%, 2/01/17 (b)		120	127,200
The Hertz Corp. (b):
7.50%, 10/15/18		240	252,000
6.75%, 4/15/19		195	198,900
7.38%, 1/15/21		310	325,500
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	50	79,427
8.50%, 7/31/15 (b)		490	778,381
			2,587,846
Semiconductors & Semiconductor
Equipment — 0.3%
Linear Technology Corp., Series A,
3.00%, 5/01/27 (d)	USD	235	254,094
Spansion LLC, 7.88%, 11/15/17 (b)		170	171,700
			425,794
Specialty Retail — 0.6%
Asbury Automotive Group, Inc.,
8.38%, 11/15/20 (b)		125	130,938
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)		140	136,150
PETCO Animal Supplies, Inc.,
9.25%, 12/01/18 (b)		180	194,400
Phones4u Finance Plc, 9.50%, 4/01/18	GBP	130	217,132
Toys ‘R’ Us-Delaware, Inc., 7.38%, 9/01/16 (b)	USD	140	146,650
			825,270
Textiles, Apparel & Luxury Goods — 0.1%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		100	108,250
Trading Companies & Distributors — 0.1%
Interline Brands, Inc., 7.00%, 11/15/18		100	103,000
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (b)		165	168,713
Wireless Telecommunication Services — 3.6%
Clearwire Communications LLC,
12.00%, 12/01/15 (b)		370	402,375
Cricket Communications, Inc.:
10.00%, 7/15/15		185	203,500
7.75%, 5/15/16		400	427,000
Crown Castle International Corp.,
7.13%, 11/01/19		150	160,313
Digicel Group Ltd. (b):
8.88%, 1/15/15		100	104,000
9.13%, 1/15/15		170	176,800
8.25%, 9/01/17		585	620,100
10.50%, 4/15/18		200	228,000
FiberTower Corp. (c):
9.00%, 1/01/16 (b)		80	66,797
9.00%, 1/01/16		25	20,873

		Par
Corporate Bonds		(000)	Value
Wireless Telecommunication Services (concluded)
Intelsat Jackson Holdings SA (b):
7.25%, 10/15/20	USD	155	$ 156,163
7.25%, 4/01/21		170	172,550
iPCS, Inc., 2.43%, 5/01/13 (e)		610	590,175
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		160	172,400
6.63%, 11/15/20		260	260,325
NII Capital Corp., 7.63%, 4/01/21		168	177,660
NII Holdings, Inc., 3.13%, 6/15/12 (d)		90	90,000
Sprint Capital Corp., 6.88%, 11/15/28		725	695,094
			4,724,125
Total Corporate Bonds — 88.1%			114,562,853
Floating Rate Loan Interests (e)
Chemicals — 0.2%
PQ Corp. (FKA Niagara Acquisition, Inc.),
Original Term Facility (First Lien),
3.47% – 3.53%, 7/30/14		114	111,260
Styron Sarl, New Term Loan B, 6.00%, 8/02/17		204	206,078
			317,338
Commercial Services & Supplies — 0.4%
AWAS Finance Luxembourg Sarl, New 1st Lien
Term Loan, 7.75%, 6/10/16		167	170,486
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50% – 10.75%, 8/24/16		363	365,899
			536,385
Consumer Finance — 0.6%
Springleaf Financial Funding co. (FKA AGFS
Funding Co.), Term Loan B, 7.25%, 4/21/15		750	750,522
Food & Staples Retailing — 0.2%
Advance Pierre Foods, Term Loan (Second Lien),
11.25%, 7/29/17		300	304,875
Health Care Providers & Services — 0.5%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan,
7.75%, 3/02/15		204	200,055
Tranche A Term Loan, 8.50%, 2/22/15		97	94,787
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan B, 4.75%, 8/14/16		298	299,057
			593,899
Hotels, Restaurants & Leisure — 0.4%
Harrah’s Operating Co., Inc., Term Loan B-3,
3.24%, 1/28/15		199	186,823
Travelport Holdings LTD, Term Loan,
8.31%, 3/27/12		424	361,861
			548,684
Household Durables — 0.0%
Visant Corp. Tranche, Term Loan B,
5.25%, 12/22/16		29	29,372
IT Services — 0.3%
First Data Corp.:
Non extended B-2 Term Loan, 2.96%, 9/24/14		4	3,730
Non extended B-3 Term Loan, 2.96%, 9/24/14		363	344,806
			348,536

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 25

High Income Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (e)		(000)	Value
Independent Power Producers & Energy
Traders — 0.6%
Texas Competitive Electric Holdings Co., LLC
(TXU) Initial Tranche:
B-1 Term Loan, 4.74%, 10/10/14	USD	87	$ 74,324
B-3 Term Loan, 4.74%, 10/10/14		845	719,344
			793,668
Media — 1.7%
HMH Publishing Co., Ltd., (FKA Education Media)
Tranche A Term Loan, 6.03%, 6/12/14		267	259,015
Intelsat Jackson Holdings SA (FKA Intel
Jackson Holdings Ltd.), Tranche B Term Loan,
5.25%, 3/07/18		1,325	1,336,800
Newsday, LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		550	585,063
			2,180,878
Oil, Gas & Consumable Fuels — 0.7%
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/30/15		835	856,372
Real Estate Investment Trusts (REITs) — 0.4%
iStar Financial, Inc., Tranche A-1 Loan,
5.00%, 6/28/13		572	567,190
Real Estate Management & Development — 0.1%
Realogy Corp.:
Extended Term B Loan, 4.56%, 10/16/16		138	129,493
Extended synthetic L/C Loan, 0.06%, 10/16/16		23	21,908
			151,401
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B,
3.02% – 5.00%, 5/29/14		61	57,427
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Initial Loan,
6.88%, 7/30/15		776	799,792
Total Floating Rate Loan Interests — 6.8%			8,836,339
Foreign Agency Obligations
Republic of Indonesia, 4.88%, 5/05/21 (b)(j)		240	240,000
Total Foreign Agency Obligations — 0.2%			240,000
Beneficial
		Interest
Other Interests (l)		(000)
Auto Components — 2.1%
Delphi Debtor-in-Possession Holding Co. LLP,
Class B Membership Interests		—(m)	2,658,700
Lear Corp. Escrow		200	5,500
Lear Corp. Escrow		220	6,050
			2,670,250
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		90	1

	Beneficial
		Interest
Other Interests (l)		(000)	Value
Household Durables — 0.3%
Stanley Martin, Class B Membership Units (n)	USD	1	$ 378,839
Total Other Interests — 2.4%			3,049,090
Preferred Securities
		Par
Capital Trusts		(000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (e)		395	304,150
Total Capital Trusts — 0.2%			304,150
Preferred Stocks		Shares
Auto Components — 0.7%
Dana Holding Corp., 4.00% (b)(d)		5,770	900,841
Automobiles — 0.3%
General Motors Co., 4.75%		8,640	430,358
Diversified Financial Services — 0.8%
Citigroup, Inc., 7.50% (d)		8,000	1,040,320
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (d)		4,144	103,600
Professional Services — 0.1%
Nielsen Holdings NV, 6.25% (d)		1,833	110,324
Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)		3,015	52,763
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 0.00% (a)		10,000	33,500
Freddie Mac, Series Z, 8.38% (a)		28,405	57,378
			90,878
Total Preferred Stocks — 2.1%			2,729,084
Trust Preferreds
Diversified Financial Services — 1.1%
GMAC Capital Trust I, Series 2,
8.13%, 2/15/40 (e)		1,385	1,437,924
Total Trust Preferreds — 1.1%			1,437,924
Total Preferred Securities — 3.4%			4,471,158
Warrants (o)
Software — 0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17)		111	1
HMH Holdings/EduMedia (Expires 3/09/17)		4,865	—
			1
Total Warrants — 0.0%			1
Total Long-Term Investments
(Cost — $124,697,124*) — 101.4%			131,777,296

See Notes to Financial Statements.

26 MANAGED ACCOUNT SERIES APRIL 30, 2011

High Income Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
SSgA Prime Money Market, 0.08%, (p)	1,860,128	$ 1,860,128
Total Short-Term Securities
(Cost — $1,860,128) —1.4%		1,860,128
Total Investments (Cost — $126,557,252) — 102.8%		133,637,424
Liabilities in Excess of Other Assets — (2.8)%		(3,658,914)
Net Assets — 100.0%		$129,978,510

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 126,326,138
Gross unrealized appreciation	$ 9,137,197
Gross unrealized depreciation	(1,825,911)
Net unrealized appreciation	$ 7,311,286

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(c) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d) Convertible security.
(e) Variable rate security. Rate shown is as of report date.
(f) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(g) Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(h) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i) Issuer filed for bankruptcy and/or is in default of interest payments.
(j) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Bank of America	$522,725	$11,448
Deutsche Bank	$511,013	$ 5,203
JPMorgan Chase Bank NA	$646,612	$ 1,613

(k) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(l) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(m) Amount is less than $1,000.
(n) The investment is held by a wholly-owned taxable subsidiary of the Portfolio.
(o) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(p) Represents the current yield as of report date.
• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Foreign currency exchange contracts as of April 30, 2011 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
USD	103,516	CAD	99,500	Citibank NA	7/07/11	$ (1,485)
USD 1,095,450 GBP			670,000	Citibank NA	7/07/11	(22,755)
USD	162,545	GBP	99,500	UBS AG	7/07/11	(3,517)
USD	144,871	EUR	98,000	Citibank NA	7/27/11	65
USD 7,764,725		EUR 5,341,500		UBS AG	7/27/11	(127,962)
Total						$ (155,654)

• Reverse repurchase agreements outstanding as of April 30, 2011 were   as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Deutsche Bank
Securities, Inc.	0.58%	12/13/10	Open	$ 3,342,979	$ 3,335,691
Credit Suisse
Securities
(USA) LLC	0.45%	4/18/11	Open	591,502	591,406
Credit Suisse
Securities
(USA) LLC	0.40%	4/28/11	Open	462,203	462,188
Total				$ 4,396,684	$ 4,389,285

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial reporting purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 27

High Income Portfolio
Schedule of Investments (concluded)

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Portfolio's investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Common
Stocks	$ 320,227	$ 164,362	$ 133,266	$ 617,855
Corporate
Bonds	—	113,690,026	872,827	114,562,853
Floating Rate
Loan Interests	—	6,041,256	2,795,083	8,836,339
Foreign Agency
Obligations	—	240,000	—	240,000
Other Interests	—	2,658,700	390,390	3,049,090
Preferred
Securities	3,155,843	1,315,315	—	4,471,158
Warrants	—	—	1	1
Short-Term
Securities	1,860,128	—	—	1,860,128
Total	$ 5,336,198	$124,109,659	$ 4,191,567	$133,637,424

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 65	—	$ 65
Liabilities:
Foreign currency
exchange
contracts	—	(155,719)	—	(155,719)
Total	—	$(155,654)	—	$ (155,654)

1 Derivative financial instruments are foreign currency exchange contracts.
Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common	Corporate	Floating Rate	Other
	Stocks	Bonds	Loan Interests	Interests	Warrants	Total
Assets:
Balance, as of April 30, 2010	$ 186,572	$ 518,890	$ 2,056,086	$ 1,940,529	$ 1	$ 4,702,078
Accrued discounts/premium	—	569	2,414	—	—	2,983
Net realized gain (loss)	—	18,778	19,983	53,556	—	92,317
Net change in unrealized
appreciation/depreciation[2]	(53,306)	(185,202)	7,653	5,612	916	(224,327)
Purchases	—	790,166	1,948,232	26,859	1	2,765,258
Sales	—	(282,784)	(875,612)	(53,556)	(917)	(1,212,869)
Transfers in3	—	244,850	258,234	—	—	503,084
Transfers out[3]	—	(232,440)	(621,907)	(1,582,610)	—	(2,436,957)
Balance, as of April 30, 2011	$ 133,266	$ 872,827	$ 2,795,083	$ 390,390	$ 1	$ 4,191,567

2 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at April 30, 2011 was $(108,081).
3 The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

28 MANAGED ACCOUNT SERIES APRIL 30, 2011

Global SmallCap Portfolio
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.5%
Arcos Dorados Holdings Inc. (a)	30,800	$ 678,524
Australia — 2.5%
Ansell Ltd.	18,600	284,544
Cochlear Ltd.	10,400	919,477
iSOFT Group Ltd. (a)	2,103,400	346,826
Mirvac Group	211,700	295,394
Mount Gibson Iron Ltd. (a)	221,600	459,835
Myer Holdings Ltd.	141,000	489,672
Oil Search Limited	20,200	156,450
Paladin Energy Ltd. (a)	190,700	689,314
		3,641,512
Austria — 0.7%
Schoeller-Bleckmann Oilfield Equipment AG	7,800	789,479
Wienerberger AG	10,700	228,805
		1,018,284
Belgium — 0.4%
D’ieteren SA	7,100	515,668
Bermuda — 1.1%
Dominion Petroleum Ltd. (a)	2,459,000	262,873
Golar LNG Ltd.	11,000	358,160
Lazard Ltd., Class A	22,520	923,320
		1,544,353
Brazil — 1.2%
Anhanguera Educacional Participacoes SA	27,200	607,384
Santos Brasil Participacoes SA	57,900	1,104,119
		1,711,503
Canada — 5.3%
Canaccord Financial Inc.	21,100	318,903
Cathedral Energy Services Ltd.	91,400	898,399
Consolidated Thompson Iron Mines Ltd. (a)	38,100	689,396
DiagnoCure, Inc. (a)	497,750	457,689
Dollarama, Inc. (a)	30,200	946,393
Eastern Platinum Ltd. (a)	503,500	611,980
Eldorado Gold Corp.	47,300	880,360
Lundin Mining Corp. (a)	103,200	1,010,022
Open Text Corp. (a)	7,200	440,640
Quadra FNX Mining Ltd. (a)	67,500	1,107,938
SouthGobi Energy Resources Ltd. (a)	28,800	364,535
SunOpta Inc. (a)	2,600	18,356
		7,744,611
China — 1.0%
Parkson Retail Group Ltd.	265,300	408,167
Shenzhen Expressway Co., Ltd.	925,000	617,934
WuXi PharmaTech Cayman, Inc. - ADR (a)	26,300	462,880
		1,488,981
Cyprus — 0.6%
Songa Offshore SE (a)	145,300	887,781
Denmark — 0.9%
Bavarian Nordic A/S (a)	10,000	230,175
Topdanmark A/S (a)	6,200	1,139,070
		1,369,245
Finland — 1.5%
Pohjola Bank Plc	74,100	1,099,676
Ramirent Oyj	68,250	1,163,000
		2,262,676

Common Stocks	Shares	Value
France — 2.7%
Bonduelle SA	7,100	$ 718,732
Eurofins Scientific SA	8,400	904,913
GameLoft (a)	115,300	839,717
Ingenico	29,100	1,444,055
		3,907,417
Germany — 4.3%
Asian Bamboo AG	10,600	533,806
Deutsche Euroshop AG	11,230	453,710
GEA Group AG	39,150	1,429,883
GSW Immobilien AG (a)	3,900	125,639
Gerresheimer AG	21,500	1,039,438
Paion AG (a)	60,750	192,467
Rheinmetall AG	16,950	1,519,536
Salzgitter AG	5,700	446,938
Symrise AG	18,600	612,225
		6,353,642
Hong Kong — 1.5%
Clear Media Ltd. (a)	445,000	272,005
Emperor Watch & Jewellery Ltd.	2,381,100	344,701
Ming Fai International Holdings Ltd.	832,600	247,361
Ports Design Ltd.	204,000	562,877
Techtronic Industries Co.	540,300	738,860
		2,165,804
India — 1.3%
Apollo Tyres Ltd.	106,800	167,967
Bank of India	30,900	320,084
Container Corp. of India	17,200	445,199
Motherson Sumi Systems Ltd.	59,000	307,982
United Phosphorus Ltd.	196,300	672,331
		1,913,563
Ireland — 0.7%
Ryanair Holdings Plc — ADR	34,500	1,051,560
Israel — 0.8%
NICE Systems Ltd. — ADR (a)	30,700	1,170,591
Italy — 0.9%
Azimut Holding SpA	45,200	577,994
DiaSorin SpA	7,700	371,826
Hera SpA	150,700	381,236
		1,331,056
Japan — 3.5%
Asics Corp.	47,550	687,659
CMIC Co. Ltd.	1,300	22,289
Credit Saison Co., Ltd.	19,800	332,013
Don Quijote Co., Ltd.	20,800	779,007
Hisaka Works Ltd.	32,800	370,736
JSR Corp.	46,700	982,476
Japan Petroleum Explora	6,900	338,290
Koito Manufacturing Co., Ltd.	19,100	300,356
Kureha Chemical Industry Co., Ltd.	83,200	416,830
NGK Insulators Ltd.	22,900	397,343
Shinsei Bank Ltd.	467,900	562,684
		5,189,683
Malaysia — 0.4%
AirAsia Bhd (a)	658,950	639,876

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 29

Global SmallCap Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Netherlands — 0.6%
InterXion Holding NV (a)	32,200	$ 482,356
TomTom NV (a)	40,100	362,696
		845,052
Norway — 0.1%
Renewable Energy Corp. ASA (a)	59,000	208,361
Singapore — 1.8%
Avago Technologies Ltd.	36,200	1,211,252
Cityspring Infrastructure Trust	1,745,100	776,844
Keppel Land Ltd.	97,300	332,070
Straits Asia Resources Ltd.	147,800	357,528
		2,677,694
South Africa — 0.4%
African Bank Investments Ltd.	112,900	659,084
South Korea — 1.2%
Dongbu Insurance Co., Ltd.	22,700	1,082,418
Kangwon Land, Inc.	32,384	736,254
		1,818,672
Spain — 0.9%
Grifols SA	25,900	512,678
Laboratorios Farmaceuticos Rovi SA	101,400	780,981
		1,293,659
Switzerland — 6.0%
Actelion Ltd. (a)	6,200	365,191
Addex Pharmaceuticals Ltd. (a)	11,100	127,081
Aryzta AG	23,100	1,288,483
Basilea Pharmaceutica (a)	3,500	280,621
Clariant AG	52,400	1,087,820
Foster Wheeler AG (a)	24,550	873,243
Lindt & Spruengli AG ‘R’ (a)	20	744,773
Partners Group Holding AG	1,400	297,438
Petroplus Holdings AG	20,500	307,240
Rieter Holding AG (a)	631	271,914
Straumann Holding AG, Registered Shares	3,300	863,319
Sulzer AG	8,000	1,445,201
Vontobel Holding AG (a)	21,100	860,199
		8,812,523
Taiwan — 1.0%
D-Link Corp.	973,000	928,789
Lite-On Technology Corp.	430,334	545,671
		1,474,460
Thailand — 0.2%
Mermaid Maritime PCL	838,860	250,451
United Arab Emirates — 0.5%
Polarcus Ltd. (a)	601,100	779,072
United Kingdom — 5.6%
Afren Plc (a)	232,100	621,694
Britvic Plc	76,900	526,651
Charter International Plc	86,100	1,183,467
Chemring Group Plc	6,000	67,300
Close Brothers Group Plc	21,700	294,386
EasyJet Plc (a)	78,850	460,102
F&C Asset Management Plc	246,800	327,939
G4S Plc	174,500	805,880
GKN Plc	99,000	369,418
Halfords Group Plc	81,550	538,932

Common Stocks	Shares	Value
United Kingdom (concluded)
Inchcape Plc (a)	94,060	$ 574,188
Intertek Group Plc	26,700	948,515
Mothercare Plc	43,800	307,204
Premier Foods Plc (a)	152,700	82,101
Rexam Plc	166,690	1,089,404
		8,197,181
United States — 46.6%
Abercrombie & Fitch Co., Class A	1,300	92,040
Aegerion Pharmaceuticals, Inc. (a)	19,800	390,654
Albemarle Corp.	16,900	1,192,295
Allscripts Healthcare Solutions, Inc. (a)	9,600	206,784
Alpha Natural Resources, Inc. (a)	15,900	924,903
Aqua America, Inc.	11,900	268,345
Arch Coal, Inc.	8,700	298,410
Ariba, Inc. (a)	15,900	552,843
Arris Group, Inc. (a)	77,800	933,600
Autoliv, Inc.	8,500	681,105
BMC Software, Inc. (a)	19,900	999,577
Bill Barrett Corp. (a)	19,800	826,254
BioMed Realty Trust, Inc.	26,300	521,792
Blackboard, Inc. (a)(b)	24,100	1,159,451
BorgWarner, Inc. (a)	8,775	677,781
Brocade Communications Systems, Inc. (a)	132,200	826,250
Brown & Brown, Inc.	25,800	666,930
CB Richard Ellis Group, Inc. (a)	40,600	1,084,426
Cabot Oil & Gas Corp., Class A	7,400	416,472
Cadence Design Systems, Inc. (a)	59,250	615,015
Camden Property Trust	10,600	665,150
CardioNet, Inc. (a)	23,300	106,248
Celanese Corp., Series A	23,400	1,168,128
Cepheid, Inc. (a)	26,400	852,984
Checkpoint Systems, Inc. (a)	39,100	823,446
Cliffs Natural Resources, Inc.	8,400	787,248
ComScore, Inc. (a)	18,350	547,014
Corporate Office Properties Trust	13,900	489,419
Covanta Holding Corp.	32,150	552,016
Coventry Health Care, Inc. (a)	34,800	1,122,996
Cullen/Frost Bankers, Inc.	11,300	669,412
Cytec Industries, Inc.	2,500	146,700
DSP Group, Inc. (a)	85,300	689,224
Developers Diversified Realty Corp.	44,500	655,930
Discover Financial Services, Inc.	29,000	720,360
Drew Industries, Inc.	23,300	560,831
Duke Realty Corp.	46,600	710,650
East-West Bancorp, Inc.	34,300	724,759
Electronic Arts, Inc. (a)	49,400	996,892
Flowers Foods, Inc.	17,700	540,912
Foot Locker, Inc.	37,900	815,608
The Fresh Market, Inc. (a)	1,100	46,002
Frontier Oil Corp.	24,200	676,148
Furiex Pharmaceuticals, Inc. (a)	1	15
Guess?, Inc.	22,750	978,022
Health Net, Inc. (a)	28,100	935,730
Home Properties, Inc.	6,200	393,080
IDEX Corp.	27,400	1,285,608
IPC The Hospitalist Co., Inc. (a)	19,300	1,000,898
j2 Global Communications, Inc. (a)	35,300	1,039,938
JDS Uniphase Corp. (a)	11,500	239,660
Kilroy Realty Corp.	12,400	520,056

See Notes to Financial Statements.

30 MANAGED ACCOUNT SERIES APRIL 30, 2011

Global SmallCap Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
LKQ Corp. (a)	32,800	$ 827,216
Landstar System, Inc.	18,000	853,200
LifePoint Hospitals, Inc. (a)	14,700	611,667
MSCI, Inc. (a)	4,200	148,974
The Macerich Co.	1	53
Manpower Group	9,400	622,750
Marshall & Ilsley Corp.	97,700	798,209
Maxim Integrated Products, Inc.	18,900	516,726
Meadowbrook Insurance Group, Inc.	69,800	714,752
Mentor Graphics Corp. (a)	17,200	253,700
Molex, Inc.	23,900	645,300
NRG Energy, Inc. (a)	20,800	503,360
Nabors Industries Ltd. (a)	26,700	818,088
New York Community Bancorp, Inc.	31,400	521,240
Nordson Corp.	17,800	1,014,066
Northeast Utilities, Inc.	2,100	74,760
Northwest Bancshares, Inc.	65,900	829,681
Nuance Communications, Inc. (a)	58,100	1,202,670
Oasis Petroleum, Inc. (a)	26,200	805,126
Omnicare, Inc.	33,900	1,065,138
optionsXpress Holdings, Inc.	24,200	446,248
Owens & Minor, Inc.	8,800	303,160
PMC-Sierra, Inc. (a)	117,900	945,558
Packaging Corp. of America	19,900	567,747
PartnerRe Ltd.	8,000	642,880
Patterson-UTI Energy, Inc.	19,600	609,756
PetroHawk Energy Corp. (a)	32,000	864,320
Pharmaceutical Product Development, Inc.	36,000	1,110,600
Phillips-Van Heusen Corp.	7,800	549,198
Popular, Inc. (a)	138,900	437,535
QLogic Corp. (a)	51,300	922,374
Radiant Systems, Inc. (a)	61,000	1,215,120
Regis Corp.	28,550	485,350
SVB Financial Group (a)	15,800	954,952
Silgan Holdings, Inc.	15,000	687,900
Steel Dynamics, Inc.	28,200	512,958
Stratasys, Inc. (a)	9,350	503,498
Support.com Inc. (a)	121,950	698,773
Terex Corp. (a)	17,700	615,606
Tetra Technologies, Inc. (a)	26,000	384,020
Timken Co.	25,400	1,432,306
Urban Outfitters, Inc. (a)	22,900	720,434
Vertex Pharmaceuticals, Inc. (a)	15,600	858,312
W.R. Berkley Corp.	20,000	652,200
The Warnaco Group, Inc. (a)	12,650	814,154
Watsco, Inc.	4,100	290,649
Weingarten Realty Investors	13,300	351,253
Winnebago Industries, Inc. (a)	29,050	359,639
Wright Medical Group, Inc. (a)	35,500	586,815
XL Group Plc	18,100	442,002
Zoran Corp. (a)	88,750	929,212
		68,517,216
Total Long-Term Investments
(Cost — $104,638,039) — 96.7%		142,119,755

	Par
Short-Term Securities	(000)	Value
Time Deposits — 4.1%
Brown Brothers Harriman & Co.,
0.05% 5/02/11 (c)	USD 6,052	$ 6,052,156
	Beneficial
	Interest
	(000)
Money Market Fund — 0.5%
BlackRock Liquidity Series, LLC
Money Market Series, 0.23% (c)(d)(e)	772	772,200
Total Short-Term Securities
(Cost — $6,824,356) — 4.6%		6,824,356
Total Investments (Cost — $111,462,395*) — 101.3%		148,944,111
Liabilities in Excess of Other Assets — (1.3)%		(1,893,028)
Net Assets — 100.0%		$147,051,083

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$113,912,477
Gross unrealized appreciation	$ 38,787,491
Gross unrealized depreciation	(3,755,857)
Net unrealized appreciation	$ 35,031,634

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Represents the current yield as of report date.
(d) Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
were as follows:

	Beneficial		Beneficial
	Interest Held		Interest Held
	at April 30,	Net	at April 30,
Affiliate	2010	Activity	2011	Income
BlackRock Liquidity
Series, LLC Money
Market Series	$825,000	$(52,800)	$772,200	$ 723

(e) Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 31

Global SmallCap Portfolio
Schedule of Investments (concluded)

• Foreign currency exchange contracts as of April 30, 2011 were as follows:

					Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date (Depreciation)
AUD	66,142	USD	71,699	State Street
				Global Market	5/02/11	$ 799
AUD	79,889	USD	86,601	State Street
				Global Market	5/02/11	965
CHF	65,012	USD	74,441	State Street
				Global Market	5/02/11	717
DKK	93,696	USD	18,517	State Street
				Global Market	5/02/11	91
INR	434,664	USD	9,812	Brown Brothers
				Harriman	5/02/11	19
USD	63,037	CAD	59,920	State Street
				Global Market	5/02/11	(294)
USD	12,023	CHF	10,500	State Street
				Global Market	5/02/11	(116)
USD	42,825	CHF	37,615	State Street
				Global Market	5/02/11	(661)
USD	32,879	EUR	22,338	State Street
				Global Market	5/02/11	(207)
AUD	190,327	USD	207,877	State Street
				Global Market	5/03/11	740
CHF	258,441	USD	296,670	State Street
				Global Market	5/03/11	2,106
DKK	55,059	USD	10,947	State Street
				Global Market	5/03/11	(12)
USD	20,063	CHF	17,532	State Street
				Global Market	5/03/11	(205)
USD	690	HKD	5,363	State Street
				Global Market	5/03/11	0
DKK	66,379	USD	13,197	State Street
				Global Market	5/04/11	(14)
EUR	15,012	USD	22,281	State Street
				Global Market	5/04/11	(47)
GBP	6,697	USD	11,093	State Street
				Global Market	5/04/11	93
USD	4,093	CHF	3,545	State Street
				Global Market	5/04/11	(5)
USD	42,050	GBP	25,289	State Street
				Global Market	5/05/11	(192)
JPY 1,792,102		USD	22,013	State Street
				Global Market	5/09/11	80
Total					$ 3,857

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to
Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Argentina	$ 678,524	—	—	$ 678,524
Australia	689,314	$ 2,952,198	—	3,641,512
Austria	—	1,018,284	—	1,018,284
Belgium	—	515,668	—	515,668
Bermuda	1,544,353	—	—	1,544,353
Brazil	1,711,503	—	—	1,711,503
Canada	7,380,076	364,535	—	7,744,611
China	462,880	1,026,101	—	1,488,981
Cyprus	—	887,781	—	887,781
Denmark	—	1,369,245	—	1,369,245
Finland	—	2,262,676	—	2,262,676
France	—	3,907,417	—	3,907,417
Germany	851,912	5,501,730	—	6,353,642
Hong Kong	—	2,165,804	—	2,165,804
India	—	1,913,563	—	1,913,563
Ireland	1,051,560	—	—	1,051,560
Israel	1,170,591	—	—	1,170,591
Italy	—	1,331,056	—	1,331,056
Japan	—	5,189,683	—	5,189,683
Malaysia	—	639,876	—	639,876
Netherlands	482,356	362,696	—	845,052
Norway	—	208,361	—	208,361
Singapore	1,211,252	1,466,442	—	2,677,694
South Africa	—	659,084	—	659,084
South Korea	—	1,818,672	—	1,818,672
Spain	780,981	512,678	—	1,293,659
Switzerland	1,238,434	7,574,089	—	8,812,523
Taiwan	—	1,474,460	—	1,474,460
Thailand	—	250,451	—	250,451
United Arab
Emirates	779,072	—	—	779,072
United
Kingdom	635,143	7,562,038	—	8,197,181
United
States	68,517,216	—	—	68,517,216
Short-Term
Securities:
Money Market	—	772,200	—	772,200
Time Deposit	—	6,052,156	—	6,052,156
Total	$89,185,167	$ 59,758,744	—	$148,944,111

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 5,610	—	$ 5,610
Liabilities:
Foreign currency
exchange
contracts	—	$ (1,753)	—	$ (1,753)
Total	—	$ 3,857	—	$ 3,857

1 Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32 MANAGED ACCOUNT SERIES APRIL 30, 2011

Mid Cap Value Opportunities Portfolio
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.7%
Alliant Techsystems, Inc.	15,300	$ 1,080,945
Curtiss-Wright Corp.	22,800	758,100
Textron, Inc.	22,600	589,860
		2,428,905
Airlines — 0.4%
Delta Air Lines, Inc. (a)	51,000	529,380
Auto Components — 0.7%
TRW Automotive Holdings Corp. (a)	16,400	935,784
Automobiles — 0.4%
Thor Industries, Inc.	17,200	533,372
Biotechnology — 0.8%
Vertex Pharmaceuticals, Inc. (a)	20,600	1,133,412
Capital Markets — 0.8%
Jefferies Group, Inc.	25,600	618,752
Raymond James Financial, Inc.	14,000	525,000
		1,143,752
Chemicals — 2.3%
Cytec Industries, Inc.	24,100	1,414,188
FMC Corp.	14,000	1,235,920
Huntsman Corp.	29,300	610,905
		3,261,013
Commercial Banks — 6.0%
Associated Banc-Corp.	66,500	970,900
BancorpSouth, Inc.	53,200	720,860
Bank of Hawaii Corp.	15,900	775,761
City National Corp.	7,500	428,325
Commerce Bancshares, Inc.	16,345	695,643
Cullen/Frost Bankers, Inc.	14,900	882,676
East-West Bancorp, Inc.	35,600	752,228
Fulton Financial Corp.	85,600	999,808
Marshall & Ilsley Corp.	77,000	629,090
Synovus Financial Corp.	46,900	117,250
TCF Financial Corp.	43,900	684,401
Valley National Bancorp	55,500	794,760
		8,451,702
Communications Equipment — 0.6%
Brocade Communications Systems, Inc. (a)	129,900	811,875
Computers & Peripherals — 0.7%
NCR Corp. (a)	51,000	1,010,310
Construction & Engineering — 1.3%
Jacobs Engineering Group, Inc. (a)	15,300	759,033
KBR, Inc.	6,000	230,220
URS Corp. (a)	20,100	899,475
		1,888,728
Consumer Finance — 0.7%
Discover Financial Services, Inc.	39,800	988,632
Containers & Packaging — 2.2%
Bemis Co.	25,300	792,902
Owens-Illinois, Inc. (a)	46,600	1,382,622
Sonoco Products Co.	25,500	881,280
		3,056,804

Common Stocks	Shares	Value
Distributors — 0.4%
Genuine Parts Co.	9,700	$ 520,890
Diversified Consumer Services — 0.3%
Regis Corp.	24,800	421,600
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	29,020	1,183,416
Electric Utilities — 1.8%
DPL, Inc.	25,500	772,395
Hawaiian Electric Industries, Inc.	24,700	629,603
Northeast Utilities, Inc.	31,200	1,110,720
		2,512,718
Electrical Equipment — 0.7%
Ametek, Inc.	21,350	982,954
Electronic Equipment, Instruments
& Components — 3.2%
Arrow Electronics, Inc. (a)	31,600	1,440,644
Avnet, Inc. (a)	43,000	1,561,760
Ingram Micro, Inc., Class A (a)	46,500	870,945
Molex, Inc.	23,500	634,500
		4,507,849
Energy Equipment & Services — 2.8%
Dresser-Rand Group, Inc. (a)	30,700	1,612,978
Patterson-UTI Energy, Inc.	37,800	1,175,958
Superior Energy Services, Inc. (a)	32,300	1,240,966
		4,029,902
Food Products — 0.9%
The J.M. Smucker Co.	7,500	563,025
Smithfield Foods, Inc. (a)	29,900	704,444
		1,267,469
Gas Utilities — 1.1%
Energen Corp.	12,700	825,627
UGI Corp.	20,700	689,310
		1,514,937
Health Care Equipment & Supplies — 4.0%
Alere, Inc. (a)	23,900	887,646
CareFusion Corp. (a)	66,200	1,944,294
Dentsply International, Inc.	47,400	1,779,396
Kinetic Concepts, Inc. (a)	18,300	1,080,249
		5,691,585
Health Care Providers & Services — 9.0%
Coventry Health Care, Inc. (a)	64,700	2,087,869
Health Net, Inc. (a)	56,700	1,888,110
LifePoint Hospitals, Inc. (a)	49,300	2,051,373
Omnicare, Inc.	89,600	2,815,232
Owens & Minor, Inc.	42,100	1,450,345
Tenet Healthcare Corp. (a)	352,800	2,444,904
		12,737,833
Hotels, Restaurants & Leisure — 1.1%
Darden Restaurants, Inc.	13,700	643,489
Wyndham Worldwide Corp.	27,100	937,931
		1,581,420

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 33

Mid Cap Value Opportunities Portfolio
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Durables — 2.2%
Jarden Corp.	21,000	$ 764,190
KB Home	29,900	353,119
Lennar Corp., Class A	41,400	786,186
NVR, Inc. (a)	900	665,397
Newell Rubbermaid, Inc.	26,100	497,466
		3,066,358
Household Products — 1.7%
Church & Dwight Co., Inc.	8,600	709,328
Clorox Co.	9,700	675,702
Energizer Holdings, Inc. (a)	13,500	1,019,655
		2,404,685
IT Services — 1.4%
Acxiom Corp. (a)	47,200	687,232
Amdocs Ltd. (a)	24,000	738,000
Convergys Corp. (a)	42,400	614,800
		2,040,032
Insurance — 7.1%
American Financial Group, Inc.	23,600	844,172
Arthur J. Gallagher & Co.	17,900	533,062
Brown & Brown, Inc.	22,400	579,040
CNA Financial Corp.	27,900	866,016
Everest Re Group Ltd.	6,400	583,168
Fidelity National Title Group, Inc., Class A	23,400	361,296
First American Financial Corp.	13,000	202,800
HCC Insurance Holdings, Inc.	26,300	855,802
Old Republic International Corp.	32,600	413,042
PartnerRe Ltd.	6,900	554,484
ProAssurance Corp. (a)	11,000	730,400
Protective Life Corp.	21,900	589,329
Reinsurance Group of America, Inc.	16,100	1,019,130
Unum Group	21,900	579,912
W.R. Berkley Corp.	41,800	1,363,098
		10,074,751
Internet Software & Services — 0.9%
IAC/InterActiveCorp. (a)	35,500	1,281,905
Leisure Equipment & Products — 0.7%
Mattel, Inc.	39,900	1,066,128
Life Sciences Tools & Services — 1.5%
Pharmaceutical Product Development, Inc.	68,100	2,100,885
Machinery — 7.2%
AGCO Corp. (a)	19,100	1,099,778
Dover Corp.	21,900	1,490,076
Harsco Corp.	26,000	925,600
IDEX Corp.	20,300	952,476
Kennametal, Inc.	22,200	937,284
Navistar International Corp. (a)	5,200	361,504
Parker Hannifin Corp.	14,400	1,358,208
SPX Corp.	13,000	1,123,850
Terex Corp. (a)	9,300	323,454
Timken Co.	27,800	1,567,642
		10,139,872
Media — 0.5%
Harte-Hanks, Inc.	71,300	662,377

Common Stocks	Shares	Value
Metals & Mining — 1.5%
Carpenter Technology Corp.	17,300	$ 886,798
Cliffs Natural Resources, Inc.	13,300	1,246,476
		2,133,274
Multi-Utilities — 4.8%
Alliant Energy Corp.	29,600	1,170,384
MDU Resources Group, Inc.	59,800	1,428,622
NSTAR	13,300	615,790
OGE Energy Corp.	34,000	1,807,780
Vectren Corp.	36,200	1,034,596
Wisconsin Energy Corp.	22,700	708,467
		6,765,639
Multiline Retail — 0.3%
Dollar Tree, Inc. (a)	6,500	373,750
Oil, Gas & Consumable Fuels — 6.4%
Arch Coal, Inc.	28,400	974,120
Bill Barrett Corp. (a)	12,600	525,798
Cabot Oil & Gas Corp., Class A	11,800	664,104
Frontier Oil Corp.	50,600	1,413,764
Oasis Petroleum, Inc. (a)	40,900	1,256,857
PetroHawk Energy Corp. (a)	24,300	656,343
SM Energy Co.	24,100	1,828,226
Whiting Petroleum Corp. (a)	24,200	1,681,900
		9,001,112
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	25,600	862,464
Personal Products — 0.3%
Alberto-Culver Co.	11,400	425,676
Professional Services — 0.1%
Manpower Group	3,200	212,000
Real Estate Investment Trusts (REITs) — 6.2%
American Campus Communities, Inc.	41,200	1,448,180
BioMed Realty Trust, Inc.	74,000	1,468,160
Camden Property Trust	6,000	376,500
CommonWealth REIT	37,300	1,021,647
Corporate Office Properties Trust	51,300	1,806,273
Dupont Fabros Technology, Inc.	33,100	809,626
Essex Property Trust, Inc.	3,600	487,728
Highwoods Properties, Inc.	8,600	317,340
Kilroy Realty Corp.	24,900	1,044,306
		8,779,760
Real Estate Management & Development — 0.8%
Forest City Enterprises, Inc., Class A (a)	61,100	1,173,731
Road & Rail — 0.5%
Con-way, Inc.	18,700	727,804
Semiconductors & Semiconductor
Equipment — 1.5%
Advanced Micro Devices, Inc. (a)	73,900	672,490
Microchip Technology, Inc.	16,400	673,056
RF Micro Devices, Inc. (a)	127,000	845,820
		2,191,366

See Notes to Financial Statements.

34 MANAGED ACCOUNT SERIES APRIL 30, 2011

Mid Cap Value Opportunities Portfolio
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software — 3.0%
CA, Inc.	33,900	$ 833,601
Electronic Arts, Inc. (a)	43,900	885,902
Nuance Communications, Inc. (a)	53,500	1,107,450
Synopsys, Inc. (a)	28,000	766,920
TIBCO Software, Inc. (a)	21,200	635,788
		4,229,661
Specialty Retail — 2.0%
Foot Locker, Inc.	33,300	716,616
Guess?, Inc.	13,500	580,365
Limited Brands, Inc.	29,100	1,197,756
RadioShack Corp.	21,400	338,334
		2,833,071
Textiles, Apparel & Luxury Goods — 0.7%
Phillips-Van Heusen Corp.	13,800	971,658
Thrifts & Mortgage Finance — 1.5%
First Niagara Financial Group, Inc.	44,000	633,600
New York Community Bancorp, Inc.	56,300	934,580
Washington Federal, Inc.	38,400	617,856
		2,186,036
Water Utilities — 0.4%
Aqua America, Inc.	28,200	635,910
Total Long-Term Investments
(Cost — $100,944,597) — 98.5%		139,466,147
	Par
Short-Term Securities	(000)
Time Deposits — 1.5%
Brown Brothers Harriman & Co.,
0.05%, 5/02/11 (b)	$ 2,169	2,169,066
Total Short-Term Securities
(Cost — $2,169,066) — 1.5%		2,169,066
Total Investments (Cost — $103,113,663*) — 100.0%		141,635,213
Liabilities in Excess of Other Assets — (0.0)%		(46,950)
Net Assets — 100.0%		$141,588,263

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$104,178,051
Gross unrealized appreciation	$ 38,435,586
Gross unrealized depreciation	(978,424)
Net unrealized appreciation	$ 37,457,162

(a) Non-income producing security.
(b) Represents the current yield as of report date.

• Investments in companies considered to be an affiliate of the Portfolio during the year ended April 30, 2011, for purposes of Section 2(a)(3) of the Investment
Company Act of 1940, were as follows:

	Beneficial		Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	April 30, 2010	Activity	April 30, 2011	Income
BlackRock Liquidity
Series, LLC Money
Market Series	2,049,458	(2,049,458)	—	$ 3,070

• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

The following table summarizes the inputs used as of April 30, 2011 in determin-
ing the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	$139,466,147	—	—	$139,466,147
Short-Term
Securities:
Time
Deposits	—	$ 2,169,066	—	2,169,066
Total	$139,466,147	$ 2,169,066	—	$141,635,213

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 35

Statements of Assets and Liabilities
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
April 30, 2011	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at value — unaffiliated[1,2]	$301,595,293	$133,637,424	$148,171,911	$141,635,213
Investments at value — affiliated[3]	—	—	772,200	—
Unrealized appreciation on swaps	36,975	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	65	5,610	—
Cash pledged as collateral for financial futures contracts	458,000	—	—	—
Foreign currency at value[4]	—	1,895	92,054	—
TBA sale commitments receivable	71,288,606	—	—	—
Investments sold receivable	50,011,494	2,019,108	797,421	580,542
Interest receivable	563,238	2,501,434	—	—
Capital shares sold receivable	56,925	794,589	396,280	411,934
Swap premiums paid	53,498	—	—	—
Swaps receivable	21,596	—	—	—
Principal paydowns receivable	16,111	—	—	—
Receivable from the manager	—	24,862	21,760	9,530
Securities lending income receivable — affiliated	—	—	265	—
Dividends receivable	—	4,397	277,481	73,212
Prepaid expenses	12,817	8,693	8,102	10,245
Other assets	—	2,838	—	–
Total assets	424,114,553	138,995,305	150,543,084	142,720,676
Liabilities
TBA sale commitments at value[5]	71,851,221	—	—	—
Reverse repurchase agreements	—	4,389,285	—	—
Options written at value[6]	1,772,839	—	—	—
Collateral on securities loaned at value	—	—	772,200	—
Unrealized depreciation on foreign currency exchange contracts	—	155,719	1,753	—
Unrealized depreciation on swaps	117,710	—	—	—
Bank overdraft	—	130,054	—	—
Investments purchased payable	208,299,145	3,353,857	2,014,796	533,738
Income dividends payable	286,109	849,470	—	—
Interest expense payable	—	7,399	—	—
Investment advisory fees payable	54,633	—	—	—
Swaps payable	45,537	—	—	—
Swap premiums received	27,707	—	—	—
Margin variation payable	13,041	—	—	—
Capital shares redeemed payable	1,594	74,388	615,070	565,357
Other affiliates payable	891	659	811	794
Officer's and Trustees' fees payable	94	73	89	87
Deferred income	—	5,246	—	—
Other accrued expenses payable	32,122	50,645	87,282	32,437
Other liabilities	192,279	—	—	—
Total liabilities	282,694,922	9,016,795	3,492,001	1,132,413
Net Assets	$141,419,631	$129,978,510	$147,051,083	$141,588,263
[1] Investments at cost — unaffiliated	$299,322,143	$126,557,252	$110,690,195	$103,113,663
[2] Securities loaned at value	—	—	$ 750,516	—
[3] Investments at cost — affiliated	—	—	$ 772,200	—
[4] Foreign currency at cost	—	$ 1,870	$ 89,929	—
[5] Proceeds from TBA sale commitments	$ 71,288,606	—	—	—
[6] Premiums received	$ 1,904,087	—	—	—

See Notes to Financial Statements.

36 MANAGED ACCOUNT SERIES APRIL 30, 2011

Statements of Assets and Liabilities (concluded)
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
April 30, 2011	Portfolio	Portfolio	Portfolio	Portfolio
Net Assets Consist of
Paid-in capital[7]	$137,214,549	$135,064,480	$122,461,992	$129,093,243
Undistributed (distributions in excess of) net investment income	402,015	(743,343)	591,106	580,002
Undistributed (accumulated) net realized gain (loss)	2,179,800	(11,301,005)	(13,493,884)	(26,606,532)
Net unrealized appreciation/depreciation	1,623,267	6,958,378	37,491,869	38,521,550
Net Assets	$141,419,631	$129,978,510	$147,051,083	$141,588,263
Net asset value per share	—	$ 10.11	$ 13.93	$ 12.33
Net Asset Value
Institutional:
Net assets	$141,400,595	—	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	13,662,531	—	—	—
Net asset value	$ 10.35	—	—	—
Investor A:
Net assets	$ 9,517	—	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	922	—	—	—
Net asset value	$ 10.33	—	—	—
Investor C:
Net assets	$ 9,519	—	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	922	—	—	—
Net asset value	$ 10.33	—	—	—
[7] Shares outstanding, unlimited shares authorized, $0.01 par value per share	—	12,852,584	10,553,248	11,484,869

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 37

Statements of Operations
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
Year Ended April 30, 2011	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Interest	$ 5,619,782	$ 8,121,690	$ 168	—
Dividends	—	85,331	2,213,555	$ 2,272,492
Foreign taxes withheld	—	(721)	(116,695)	—
Securities lending — affiliated	—	—	723	3,070
Facility and other fees	—	21,056	—	—
Total income	5,619,782	8,227,356	2,097,751	2,275,562
Expenses
Investment advisory	600,794	418,071	1,069,033	803,337
Service — Investor A	9	—	—	—
Service and distribution — Investor C	37	—	—	—
Transfer agent — Institutional	25,053	—	—	—
Transfer agent — Investor A	13	—	—	—
Transfer agent — Investor C	13	—	—	—
Transfer agent	—	31,720	47,144	46,646
Professional	67,935	97,598	56,551	43,610
Registration	48,901	30,334	21,141	21,937
Custodian	47,591	25,692	106,624	18,152
Printing	44,137	22,671	28,355	24,445
Officer and Trustees	20,545	19,912	20,443	20,420
Accounting services	19,498	19,604	17,136	17,182
Miscellaneous	46,164	43,899	21,471	13,265
Total expenses excluding interest expense	920,690	709,501	1,387,898	1,008,994
Interest expense	14,452	10,114	—	—
Total expenses	935,142	719,615	1,387,898	1,008,994
Less fees waived and reimbursed by advisor	(516,583)	(709,501)	(1,387,398)	(1,008,679)
Less fees paid indirectly	—	—	(500)	(315)
Total expenses after fees waived and reimbursed	418,559	10,114	—	—
Net investment income	5,201,223	8,217,242	2,097,751	2,275,562
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,486,409	2,536,793	15,257,903	18,495,899
Financial futures contracts	(1,260,970)	—	—	—
Swaps	336,280	—	—	—
Foreign currency transactions	—	(477,384)	(44,395)	—
Options written	41,061	—	—	—
	6,602,780	2,059,409	15,213,508	18,495,899
Net change in unrealized appreciation/depreciation on:
Investments	692,861	4,297,443	10,965,965	8,298,075
Financial futures contracts	(60,090)	—	—	—
Swaps	(543,841)	—	—	—
Foreign currency transactions	—	(211,625)	12,881	—
Options written	33,886	—	—	—
Unfunded loan commitments	—	10,335	—	—
	122,816	4,096,153	10,978,846	8,298,075
Total realized and unrealized gain	6,725,596	6,155,562	26,192,354	26,793,974
Net Increase in Net Assets Resulting from Operations	$ 11,926,819	$ 14,372,804	$ 28,290,105	$ 29,069,536

See Notes to Financial Statements.

38 MANAGED ACCOUNT SERIES APRIL 30, 2011

Statements of Changes in Net Assets
	U.S. Mortgage Portfolio[1]		High Income Portfolio
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets	2011	2010	2011	2010
Operations
Net investment income	$ 5,201,223	$ 6,151,442	$ 8,217,242	$ 8,720,185
Net realized gain	6,602,780	5,450,353	2,059,409	2,626,545
Net change in unrealized appreciation/depreciation	122,816	5,342,450	4,096,153	23,116,832
Net increase in net assets resulting from operations	11,926,819	16,944,245	14,372,804	34,463,562
Dividends and Distributions to Shareholders From
Net investment income	—	—	(8,360,756)	(8,982,966)
Net investment income:
Institutional	(4,842,871)	(6,239,727)	—	—
Investor A	(102)	—	—	—
Investor C	(74)	—	—	—
Net realized gain:
Institutional	(7,028,237)	(2,045,010)	—	—
Investor A	(545)	—	—	—
Investor C	(545)	—	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(11,872,374)	(8,284,737)	(8,360,756)	(8,982,966)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	11,851,615	11,085,417	37,847,820	(15,995,543)
Net Assets
Total increase in net assets	11,906,060	19,744,925	43,859,868	9,485,053
Beginning of year	129,513,571	109,768,646	86,118,642	76,633,589
End of year	$141,419,631	$129,513,571	$129,978,510	$ 86,118,642
Undistributed (distributions in excess of) net investment income	$ 402,015	$ 755,272	$ (743,343)	$ (75,079)

			Mid Cap Value
	Global SmallCap Portfolio		Opportunities Portfolio
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets	2011	2010	2011	2010
Operations
Net investment income	$ 2,097,751	$ 1,757,257	$ 2,275,562	$ 2,134,746
Net realized gain	15,213,508	9,246,090	18,495,899	14,757,893
Net change in unrealized appreciation/depreciation	10,978,846	32,658,916	8,298,075	32,234,497
Net increase in net assets resulting from operations	28,290,105	43,662,263	29,069,536	49,127,136
Dividends to Shareholders From
Net investment income	(2,863,128)	(3,136,752)	(2,289,882)	(1,858,026)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,793,516)	(22,346,821)	(9,262,910)	(28,596,427)
Net Assets
Total increase in net assets	19,633,461	18,178,690	17,516,744	18,672,683
Beginning of year	127,417,622	109,238,932	124,071,519	105,398,836
End of year	$147,051,083	$127,417,622	$141,588,263	$124,071,519
Undistributed net investment income	$ 591,106	$ 601,629	$ 580,002	$ 593,977

1 On December 6, 2010, the U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition,the existing share class was redesignated as the Institutional Share class.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 39

Financial Highlights						U.S. Mortgage Portfolio
						Investor A1	Investor C1
						Period	Period
						December 6,	December 6,
		Institutional[1]				2010[2] to	2010[2] to
		Year Ended April 30,				April 30,	April 30,
	2011	2010	2009	2008	2007	2011	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 10.39	$ 9.64	$ 9.88	$ 9.90	$ 9.72	$ 10.85	$ 10.85
Net investment income[3]	0.42	0.53	0.56	0.56	0.53	0.15	0.12
Net realized and unrealized gain (loss)	0.52	0.93	(0.26)	(0.02)	0.15	0.01	0.06
Net increase from investment operations	0.94	1.46	0.30	0.54	0.68	0.16	0.18
Dividends and distributions from:
Net investment income	(0.39)	(0.54)	(0.54)	(0.56)	(0.50)	(0.09)	(0.11)
Net realized gain	(0.59)	(0.17)	—	—	—	(0.59)	(0.59)
Total dividends and distributions	(0.98)	(0.71)	(0.54)	(0.56)	(0.50)	(0.68)	(0.70)
Net asset value, end of period	$ 10.35	$ 10.39	$ 9.64	$ 9.88	$ 9.90	$ 10.33	$ 10.33
Total Investment Return[4]
Based on net asset value	9.41%	15.52%	3.26%	5.63%	7.19%	1.84%[5]	1.54%[5]
Ratios to Average Net Assets
Total expenses	0.72%	0.71%	0.83%	1.02%	0.67%	1.29%[6]	2.03%[6]
Total expenses after fees waived, reimbursed
and paid indirectly	0.32%	0.01%	0.19%	0.39%	0.00%	1.29%[6]	2.03%[6]
Total expenses after fees waived, reimbursed and
paid indirectly and excluding interest expense	0.31%	0.00%	0.00%[7]	0.00%[7]	0.00%	1.29%[6]	2.03%[6]
Net investment income	3.98%	5.18%	5.82%	5.64%	5.37%	3.72%[6]	3.01%[6]
Supplemental Data
Net assets, end of period (000)	$ 141,401	$129,514	$ 109,769	$ 142,254	$ 120,677	$ 10	$ 10
Portfolio turnover	1,651%[8]	1,371%[9]	1,642%[10]	2,804%[11]	1,316%	1,651%[8,12]	1,651%[8,12]

1 On December 6, 2010, the U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition,the existing share class was redesignated as the Institutional Share class.
2 Commencement of operations.
3 Based on average shares outstanding.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Less than 0.01%.
8 Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 916%.
9 Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 517%.
10Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 444%.
11Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 686%.
12Portfolio turnover is representative of the Portfolio for the entire year.

See Notes to Financial Statements.

40 MANAGED ACCOUNT SERIES APRIL 30, 2011

Financial Highlights				High Income Portfolio
	Year Ended April 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 9.59	$ 7.10	$ 9.36	$ 10.29	$ 9.95
Net investment income[1]	0.77	0.87	0.80	0.82	0.78
Net realized and unrealized gain (loss)	0.53	2.51	(2.24)	(0.93)	0.36
Net increase (decrease) from investment operations	1.30	3.38	(1.44)	(0.11)	1.14
Dividends and distributions from:
Net investment income	(0.78)	(0.89)	(0.82)	(0.82)	(0.80)
Net realized gain	—	—	—	(0.00)[2]	—
Total dividends and distributions	(0.78)	(0.89)	(0.82)	(0.82)	(0.80)
Net asset value, end of year	$ 10.11	$ 9.59	$ 7.10	$ 9.36	$ 10.29
Total Investment Return[3]
Based on net asset value	14.44%	49.58%	(15.17)%	(0.98)%	11.98%
Ratios to Average Net Assets
Total expenses	0.71%	0.72%	0.67%	0.62%	0.66%
Total expenses after fees waived, reimbursed and paid indirectly	0.01%	0.01%	0.00%	0.00%	0.00%
Total expenses after fees waived, reimbursed and paid indirectly
and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	8.06%	10.05%	10.37%	8.47%	7.97%
Supplemental Data
Net assets, end of year (000)	$ 129,979	$ 86,119	$ 76,634	$ 113,638	$ 94,768
Portfolio turnover	88%	106%	80%	58%	91%

1 Based on average shares outstanding.
2 Amount is less than ($0.01) per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 41

Financial Highlights				Global SmallCap Portfolio
	Year Ended April 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 11.53	$ 8.28	$ 12.38	$ 13.36	$ 11.84
Net investment income[1]	0.19	0.14	0.17	0.19	0.21
Net realized and unrealized gain (loss)	2.47	3.36	(3.93)	0.26	1.51
Net increase (decrease) from investment operations	2.66	3.50	(3.76)	0.45	1.72
Dividends and distributions from:
Net investment income	(0.26)	(0.25)	(0.10)	(0.34)	(0.10)
Net realized gain	—	—	(0.24)	(1.09)	(0.10)
Total dividends and distributions	(0.26)	(0.25)	(0.34)	(1.43)	(0.20)
Net asset value, end of year	$ 13.93	$ 11.53	$ 8.28	$ 12.38	$ 13.36
Total Investment Return[2]
Based on net asset value	23.69%	42.81%	(31.22)%	2.85%	15.03%
Ratios to Average Net Assets
Total expenses	1.10%	1.16%	1.26%	1.22%	1.29%
Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.67%	1.41%	1.79%	1.48%	1.74%
Supplemental Data
Net assets, end of year (000)	$ 147,051	$127,418	$ 109,239	$ 164,383	$ 134,370
Portfolio turnover	81%	81%	120%	110%	96%

1 Based on average shares outstanding.
2 Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

42 MANAGED ACCOUNT SERIES APRIL 30, 2011

Financial Highlights			Mid Cap Value Opportunities Portfolio
	Year Ended April 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 10.06	$ 6.78	$ 9.97	$ 11.95	$ 11.50
Net investment income[1]	0.19	0.15	0.15	0.13	0.15
Net realized and unrealized gain (loss)	2.27	3.26	(3.17)	(0.80)	1.15
Net increase (decrease) from investment operations	2.46	3.41	(3.02)	(0.67)	1.30
Dividends and distributions from:
Net investment income	(0.19)	(0.13)	(0.17)	(0.12)	(0.13)
Net realized gain	—	—	—	(1.19)	(0.72)
Total dividends and distributions	(0.19)	(0.13)	(0.17)	(1.31)	(0.85)
Net asset value, end of year	$ 12.33	$ 10.06	$ 6.78	$ 9.97	$ 11.95
Total Investment Return[2]
Based on net asset value	24.81%	50.68%	(30.28)%	(6.54)%	12.51%
Ratios to Average Net Assets
Total expenses	0.82%	0.86%	0.86%	0.85%	0.89%
Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.84%	1.78%	1.86%	1.22%	1.34%
Supplemental Data
Net assets, end of year (000)	$ 141,588	$124,072	$ 105,399	$ 160,316	$ 127,259
Portfolio turnover	64%	81%	179%	148%	78%

1 Based on average shares outstanding.
2 Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2011 43

Notes to Financial Statements

1. Organization and Significant Accounting Policies:
Managed Account Series (the “Fund”) is registered under the Investment
Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Delaware statutory trust. U.S. Mortgage Portfolio, High Income Portfolio, Global
Small Cap Portfolio and Mid Cap Value Opportunities Portfolio (collec-
tively, the “Portfolios” or individually, the “Portfolio”) are each a series of the Fund. The Portfolios are classified as diversified funds. Each
Portfolio’s financial statements are prepared in conformity with account-
ing principles generally accepted in the United States of America
(“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
U.S. Mortgage Portfolio offers multiple classes of shares. Institutional
Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liqui-
dation and other rights and the same terms and conditions, except that
Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to its shareholder servicing and distribution expenditures.

Investors may only purchase shares in High Income Portfolio, Global
SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including invest-
ment advice and portfolio execution.

On December 6, 2010, the U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Shares class. Prior to this launch, the Portfolio was only offered to separately managed account clients through the Merrill Lynch Private Investors Platform.

Reorganization: On March 18, 2011, the Board of Trustees of the
High Income Portfolio approved a plan of reorganization, whereby the
BlackRock High Yield Bond Portfolio, a series of BlackRock Funds II, will acquire substantially all of the assets and assume certain stated
liabilities of the High Income Portfolio in exchange for newly issued shares of the BlackRock High Yield Bond Portfolio.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: US GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly trans-
action between market participants at the measurement date. The
Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the
Board of Trustees (the “Board”). The Portfolios value their bond invest-
ments on the basis of last available bid prices or current market quota-
tions provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calcu-
lated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider esti-
mated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the bench-
mark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price.
To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day.
Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolios value their investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its invest-
ments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may with-
draw up to 25% of their investment daily, although the manager of the
Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if appli-
cable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available

44 MANAGED ACCOUNT SERIES APRIL 30, 2011

Notes to Financial Statements (continued)

bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign curr-
encies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are val-
ued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatil-
ity or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-
traded equity securities and foreign exchange-traded and OTC options
(the “Systematic Fair Value Price”). Using current market factors, the
Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the
NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the trans-
actions are entered into. Generally, when the US dollar rises in value against a foreign currency, a Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for finan-
cial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may
invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instru-
ments, which are also known as collateralized obligations, and are gen-
erally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obliga-
tions of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans)
may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as bor-
rowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-
backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securi-
ties. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mort-
gage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States.
However, mortgage-related securities issued by Freddie Mac and Fannie
Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-
Through Certificates, which are solely the obligations of Freddie Mac and
Fannie Mae, are not backed by or entitled to the full faith and credit of

MANAGED ACCOUNT SERIES APRIL 30, 2011 45

Notes to Financial Statements (continued)

the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-
through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.
Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mort-
gages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying
Mortgage Assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage
Assets. The Portfolios also may invest in stripped mortgage-backed secu-
rities that are privately issued.

Capital Trusts: Certain Portfolios may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market.
Payments on these securities are treated as interest rather than divi-
dends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks.
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabili-
ties of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a pre-
ferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Portfolios may invest in floating rate loan interests. The floating rate loan interests the Portfolios hold are typically issued to companies (the “borrower”) by banks, other finan-
cial institutions, and privately and publicly offered corporations (the
“lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan inter-
ests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Portfolios consider these invest-
ments to be investments in debt securities for purposes
of their investment policies.

When a Portfolio buys a floating rate loan interest it may receive a facil-
ity fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. A Portfolio earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may

46 MANAGED ACCOUNT SERIES APRIL 30, 2011

Notes to Financial Statements (continued)

be received by the Portfolios upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Portfolios may invest in such loans in the form of participa-
tions in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing
Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the
Participation. A Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as general credi-
tors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Portfolios having a direct contractual relationship with the borrower, and the
Portfolios may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities:
Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis.
Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may pur-
chase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities pur-
chased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the
Portfolios are not entitled to any of the interest earned prior to settle-
ment. When purchasing a security on a delayed delivery basis, the
Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Portfolio’s maximum amount of loss is the unreal-
ized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Portfolios may enter into TBA commitments.
TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securi-
ties must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers.
In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time.
Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

Treasury Roll Transactions: The Portfolios may enter into treasury roll transactions. In a treasury roll transaction the Portfolios sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date.
The Portfolios received cash from the sale of the Treasury security to use

MANAGED ACCOUNT SERIES APRIL 30, 2011 47

Notes to Financial Statements (continued)

for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a pur-
chase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolios and the counterparty over the term of the borrowing. The Portfolios will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolios. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to share-
holders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to repurchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange con-
tracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the
Portfolios will, consistent with SEC rules and/or certain interpretive let-
ters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For Global SmallCap Portfolio and Mid Cap
Value Opportunities Portfolio, dividends from net investment income and distributions of capital gains paid by each Portfolio are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio and High Income Portfolio,
dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities issued or guaranteed by the US gov-
ernment or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least
100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the
Portfolios on the next business day. Securities lending income, as dis-
closed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent.
During the term of the loan, the Portfolios earn dividend and interest on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an invest-
ment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.
During the year ended April 30, 2011, participating Portfolios accepted only cash collateral in connection with securities loaned.

Income Taxes: It is each Portfolio’s policy to comply with the require-
ments of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RIC”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

High Income Portfolio has a wholly owned taxable subsidiary organized as a limited liability company (the “Taxable Subsidiary”), which holds one of the investments listed in the Schedules of Investments. The
Taxable Subsidiary enables the Portfolio to hold an investment that is organized as an operating partnership while still satisfying RIC tax requirements. Income earned on the investment held by the Taxable
Subsidiary is taxable to such subsidiary. An income tax provision for all income, including realized and unrealized gains, if any, of the Taxable
Subsidiary, is reflected in the value of the investments held by the
Taxable Subsidiary.

48 MANAGED ACCOUNT SERIES APRIL 30, 2011

Notes to Financial Statements (continued)

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on each Portfolio’s US federal tax returns remains open for each of the four years ended April 30, 2011. The statutes of limitations on each
Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Portfolio are charged to that
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropri-
ate methods. The Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the
Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:
The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.

A Portfolio’s maximum risk of loss from counterparty credit risk on
OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolios bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any col-
lateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Counterparty risk related to exchange-
traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolios may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master
Agreement”) implemented between a Portfolio and each of its respective counterparties. The ISDA Master Agreement allows each Portfolio to offset with each separate counterparty certain derivative financial instru-
ment’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and
Collateralization” for information with respect to collateral practices.
In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated
percentage or the Portfolio fails to meet the terms of its ISDA Master
Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in interest rates (inter-
est rate risk), or foreign currencies (foreign currency exchange rate risk).
Financial futures contracts are agreements between the Portfolios and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin varia-
tion and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into for-
eign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign cur-
rency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign cur-
rency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the currencies, in which some of the investments held by the Portfolios are denominated. The contract is marked-to-mar-
ket daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value

MANAGED ACCOUNT SERIES APRIL 30, 2011 49

Notes to Financial Statements (continued)

at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation)
to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is sub-
sequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received)
is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolios enter into a closing transaction), the
Portfolios realize a gain or loss on the option to the extent of the premi-
ums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolios write a call option, such option is “covered,” meaning that the Portfolios hold the underlying instrument subject to being called by the option counterparty. When the Portfolios write a put option, such option is cov-
ered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement
(interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Portfolios bear the risk of an unfa-
vorable change in the value of the underlying instrument or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the
Portfolios purchasing or selling a security at a price different from the current market value.

Swaps: Certain Portfolios enter into swap agreements, in which the
Portfolios and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (deprecia-
tion). When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost
of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the
Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the coun-
terparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or mar-
ket values associated with these transactions.

• Credit default swaps — Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default swap agreements to provide a measure of protection against the default of an issuer
(as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The
Portfolios may either buy or sell (write) credit default swaps on sin-
gle-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agree-
ments in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs.
As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery

50 MANAGED ACCOUNT SERIES APRIL 30, 2011

Notes to Financial Statements (continued)

of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

• Total return swaps — The Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity)
(equity risk and/or interest rate risk). Total return swaps are agree-
ments in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolios will receive a payment from or make a payment to the counterparty.

• Interest rate swaps — Certain Portfolios enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more com-
plex swaps, the notional principal amount may decline (or amortize)
over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of April 30, 2011
Asset Derivatives

	Statements of Assets	U.S.	High	Global
	and Liabilities	Mortgage	Income	SmallCap
	Location	Portfolio	Portfolio	Portfolio
Interest rate	Net unrealized
contracts**	appreciation/depreciation*;
Unrealized appreciation
Interest rate on swaps;
Investments contracts**
	at value — unaffiliated**	$ 587,153	—	—
Foreign
currency	Unrealized appreciation
exchange	on foreign currency
contracts	exchange contracts	—	$ 65	$ 5,610
Other	Unrealized appreciation
contracts	on swaps	8,649	—	—
Total		$ 595,802	$ 65	$ 5,610

Liability Derivatives

	Statements of Assets	U.S.	High	Global
	and Liabilities	Mortgage	Income	SmallCap
	Location	Portfolio	Portfolio	Portfolio
Interest rate	Net unrealized
contracts	appreciation/depreciation*;
Unrealized depreciation
on swaps; Options
	written, at value	$2,003,775	—	—
Foreign	Unrealized
currency	appreciation on
exchange	foreign currency
contracts	exchange contracts	—	$ 155,719	$ 1,753
Other	Unrealized depreciation
contracts	on swaps	56,582	—	—
Total		$2,060,357	$ 155,719	$ 1,753

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
** Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations
Year Ended April 30, 2011

Net Realized Gain (Loss) From

	U.S.	High	Global
	Mortgage	Income	SmallCap
	Portfolio	Portfolio	Portfolio
Interest rate contracts:
Financial futures contracts	$(1,260,970)	—	—
Swaps	566,162	—	—
Options***	113,054	—	—
Foreign currency exchange transactions:
Foreign currency exchange
transactions	— $ (618,027)		$ (55,489)
Credit contracts:
Swaps	286,509	—	—
Other contracts:
Swaps	(516,391)	—	—
Total	$ (811,636) $ (618,027)		$ (55,489)

Net Change in Unrealized Appreciation/Depreciation on

	U.S.	High	Global
	Mortgage	Income	SmallCap
	Portfolio	Portfolio	Portfolio
Interest rate contracts:
Financial futures contracts	$ (60,090)	—	—
Swaps	(495,908)	—	—
Options***	151,813	—	—
Foreign currency exchange contracts:
Foreign currency exchange
transactions	—	$ (247,566)	$ 6,044
Other contracts:
Swaps	(47,933)	—	—
Total	$ (452,118) $ (247,566)		$ 6,044

*** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

MANAGED ACCOUNT SERIES APRIL 30, 2011 51

Notes to Financial Statements (continued)

For the year ended April 30, 2011, the average quarterly balance of outstanding derivative financial instruments was as follows:

	U.S.	High	Global
	Mortgage	Income	SmallCap
	Portfolio	Portfolio	Portfolio
Financial futures contracts:
Average number of
contracts purchased	74	—	—
Average number of contracts sold .	220	—	—
Average notional value of
contracts purchased	$ 11,378,999	—	—
Average notional value of
contracts sold	$ 40,107,251	—	—
Foreign currency exchange contracts:
Average number of contracts-US
dollars purchased	—	5	10
Average number of contracts-US
dollars sold	—	1	13
Average US dollar amounts
purchased	—	$6,908,803	$ 450,771
Average US dollar amounts sold.	—	$ 295,840	$ 680,245
Options:
Average number of contracts
purchased	84	—	—
Average number of contracts
written	53	—	—
Average notional amount (000)
of contracts purchased	$ 210,000	—	—
Average notional amount (000)
of contracts written	$ 116,250	—	—
Average number of swaption
contracts purchased	5	—	—
Average number of swaption
contracts written	9	—	—
Average notional value of
swaption contracts purchased	$ 29,775,000	—	—
Average notional value of
swaption contracts written	$ 17,075,000	—	—
Credit default swaps:
Average number of
contracts-buy protection	1	—	—
Average notional value-buy
protection	$ 1,212,665	—	—
Interest rate swaps:
Average number of contracts-pays
fixed rate	10	—	—
Average number of
contracts-receives fixed rate	5	—	—
Average notional value-pays
fixed rate	$ 37,580,895	—	—
Average notional value-receives
fixed rate	$ 30,908,013	—	—
Total return swaps:
Average number of contracts	4	—	—
Average notional value	$ 11,431,846	—	—

3. Investment Advisory Agreement and Other Transactions
with Affiliates:
As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”),
Bank of America Corporation (“BAC”) and Barclays Bank PLC
(“Barclays”) were the largest stockholders of BlackRock, Inc.
(“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolios for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of each Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Portfolio’s investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services.
The Manager is responsible for the management of each Portfolio’s port-
folio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.
For such services, each Portfolio pays the Manager a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Investment
Advisory Fee
U.S. Mortgage Portfolio	0.46%
High Income Portfolio	0.41%
Global SmallCap Portfolio	0.85%
Mid Cap Value Opportunities Portfolio	0.65%

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of High Income Portfolio, Global
SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses. This agreement has no fixed term. On
December 6, 2010, a similar contractual waiver for U.S. Mortgage
Portfolio was discontinued. Although High Income Portfolio, Global
SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not
compensate the Manager directly for its services under the Investment
Advisory Agreement, because each of these Portfolios is an investment option for certain “wrap-fee” or other separately managed account pro-
gram clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Portfolio, which are included in fees waived and reimbursed by advisor in the Statements of Operations. The waivers were as follows:

Investment
Advisory Fee
Waived
U.S. Mortgage Portfolio	$ 356,960
High Income Portfolio	$ 418,071
Global SmallCap Portfolio	$1,069,033
Mid Cap Value Opportunities Portfolio	$ 803,337

In addition, for the year ended April 30, 2011, the Manager reimbursed each Portfolio’s operating expenses as follows, which are included in fees waived and reimbursed by advisor in the Statements of Operations:

52 MANAGED ACCOUNT SERIES APRIL 30, 2011

Notes to Financial Statements (continued)

Reimbursement
from
Advisor
U.S. Mortgage Portfolio	$159,623
High Income Portfolio	$291,430
Global SmallCap Portfolio	$318,365
Mid Cap Value Opportunities Portfolio	$205,342

The Manager, on behalf of U.S. Mortgage Portfolio and High Income
Portfolio, entered into sub-advisory agreements with BlackRock Financial
Management, LLC (“BFM”) and, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”). BFM and BIM are affiliates of the Manager. The Manager pays the sub-advi-
sors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended April 30, 2011, each Portfolio reimbursed the
Manager for certain accounting services, which are included in account-
ing services in the Statements of Operations. The reimbursements were as follows:

U.S. Mortgage Portfolio	$2,645
High Income Portfolio	$1,876
Global SmallCap Portfolio	$2,336
Mid Cap Value Opportunities Portfolio	$2,292

Effective December 6, 2010, the U.S. Mortgage Portfolio entered into a
Distribution Agreement and Distribution and Service Plan with BlackRock
Investments, LLC (”BRIL“), an affiliate of the Manager. Pursuant to the
Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, U.S. Mortgage Portfolio pays BRIL ongoing service and dis-
tribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the
Portfolio as follows:

	Service Fee	Distribution Fee
Institutional	—	—
Investor A	0.25%	—
Investor C	0.25%	0.75%

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global
Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York
Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiaries of PNC and an affiliate of the
Manager. Transfer agency fees borne by each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of share-
holder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class.

The Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the
Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collat-
eral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Portfolios on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended April 30, 2011, BIM received securities lending agent fees related to securities lending agent fees as follows:

Global SmallCap Portfolio	$306
Mid Cap Value Opportunities Portfolio	$784

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Portfolio’s Chief Compliance Officer.

4. Investments:
Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended April 30, 2011, were as follows:

	Purchases	Sales
U.S. Mortgage Portfolio	$3,124,273,009	$3,090,486,545
High Income Portfolio	$ 126,277,443	$ 88,560,432
Global SmallCap Portfolio	$ 99,356,241	$ 108,838,986
Mid Cap Value Opportunities Portfolio	$ 77,841,025	$ 87,777,256

Purchases and sales of US government securities for the year ended
April 30, 2011, were as follows:

	Purchases	Sales
U.S. Mortgage Portfolio	$ 80,875,775	$88,847,181
High Income Portfolio	$ 1,466,016	$ 1,409,760

For the year ended April 30, 2011, purchases and sales of mortgage dollar rolls for U.S. Mortgage Portfolio were $1,413,593,305 and
$1,415,830,508, respectively.

MANAGED ACCOUNT SERIES APRIL 30, 2011 53

Notes to Financial Statements (continued)

Transactions in options written for U.S. Mortgage Portfolio for the year ended April 30, 2011, were as follows:

		Calls
		Notional	Premiums
	Contracts	Amount (000)	Received
Outstanding options,
beginning of year	—	5,000	$ 67,500
Options written	—	25,700	1,002,204
Options closed	—	(6,700)	(134,905)
Options expired	—	(300)	(1,575)
Outstanding options,
end of year	—	23,700	$ 933,224

		Puts
		Notional	Premiums
	Contracts	Amount (000)	Received
Outstanding options,
beginning of year	67	5,000	$ 122,546
Options written	240	31,900	1,112,827
Options exercised	(2)	—	(1,401)
Options closed	(119)	(6,700)	(216,167)
Options expired	(18)	(6,500)	(46,942)
Outstanding options,
end of year	168	23,700	$ 970,863

5. Borrowings:
The Fund, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November
2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agree-
ment had the following terms: 0.02% upfront fee on the aggregate com-
mitment amount which was allocated to each Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the
Portfolios based on their net assets as of October 31, 2009. Effective
November 2010, the credit agreement was renewed until November
2011 with the following terms: a commitment fee of 0.08% per annum based on a Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-
month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus
1.00% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the
Portfolios based on their net assets as of October 31, 2010. The
Portfolios did not borrow under the credit agreement during the year ended April 30, 2011.

For the year ended April 30, 2011, the U.S. Mortgage Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions was approximately $5,432,000 and the daily weighted average interest rate was 0.27%. For the year ended April 30, 2011, the High Income
Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements was approximately
$1,756,000 and the daily weighted average interest rate was 0.58%.

6. Commitments:
High Income Portfolio may invest in floating rate loan interests. In connection with these investments, the Portfolio may also enter into unfunded floating rate loan interests and bridge loan commitments
(“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At April 30, 2011, the Portfolio had outstanding bridge loan commitments of $4,600,000. In connection with either of these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statement of Assets and
Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement
of Operations.

7. Income Tax Information:
Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2011 attributable to the accounting for swap agreements, amortization methods on fixed income securities, classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, securities in default and the classification of income were reclassified to the following accounts:

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Undistributed (distributions in excess of) net investment income	$ (711,433)	$ (524,750)	$ 754,854	$ 345
Undistributed (accumulated) net realized gain (loss)	$ 711,433	$ 524,750	$ (754,854)	$ (345)

54 MANAGED ACCOUNT SERIES APRIL 30, 2011

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended April 30, 2011 and April 30, 2010 was as follows:

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Ordinary income
4/30/11	$ 9,643,052	$ 8,360,756	$ 2,863,128	$ 2,289,882
4/30/10	8,284,737	8,982,966	3,136,752	1,858,026
Long-term capital gain
4/30/11	2,229,322	—	—	—
4/30/10	—	—	—	—
Total
4/30/11	$ 11,872,374	$ 8,360,756	$ 2,863,128	$ 2,289,882
4/30/10	$ 8,284,737	$ 8,982,966	$ 3,136,752	$ 1,858,026

As of April 30, 2011, the tax components of accumulated net earnings (losses) were as follows:

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Undistributed ordinary income	$ 2,432,699	—	$ 1,593,860	$ 580,002
Capital loss carryforwards	—	$(11,299,472)	(12,042,782)	(25,542,144)
Net unrealized gains*	1,772,383	6,213,502	35,038,013	37,457,162
Total	$ 4,205,082	$ (5,085,970)	$ 24,589,091	$ 12,495,020

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral on washsales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realizationfor tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the timing and recognition of partnership income.

As of April 30, 2011, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	High	Global	Mid Cap Value
	Income	SmallCap	Opportunities
Expires April 30,	Portfolio	Portfolio	Portfolio
2017	$ 4,057,542	—	—
2018	7,241,930	$ 12,042,782	$ 25,542,144
Total	$ 11,299,472	$ 12,042,782	$ 25,542,144

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after April 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment years.

8. Concentration, Market and Credit Risk:
In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obliga-
tions (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involv-
ing the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage coun-
terparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a Portfolio’s expo-
sure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the
Portfolio’s Statements of Assets and Liabilities, less any collateral held by the Portfolio.

As of April 30, 2011, Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the Financials and Health
Care sectors. Changes in economic conditions affecting the Financials and Health Care sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

MANAGED ACCOUNT SERIES APRIL 30, 2011 55

Notes to Financial Statements (concluded)

As of April 30, 2011, Global SmallCap Portfolio had the following industry classifications:

Percent of
Long-Term
Industry	Investments
Machinery	7%
Oil, Gas & Consumable Fuels	6
Software	6
Metals & Mining	5
Other*	76
* All other industries held were each less than 5% of long-term investments.

9. Capital Share Transactions:
Transactions in capital shares for each Portfolio were as follows:

	Year Ended		Year Ended
	April 30, 2011		April 30, 2010
U.S. Mortgage Portfolio[1]	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,767,119	$ 38,924,075	3,175,189	$ 32,238,467
Shares redeemed	(2,572,644)	(27,092,460)	(2,093,233)	(21,153,050)
Net increase	1,194,475	$ 11,831,615	1,081,956	$ 11,085,417
Investor A
Shares sold	922	$ 10,000	—	—
Net increase	922	$ 10,000	—	—
Investor C
Shares sold	922	$ 10,000	—	—
Net increase	922	$ 10,000	—	—
High Income Portfolio
Shares sold	6,781,487	$ 66,072,870	2,009,771	$ 17,253,819
Shares redeemed	(2,907,901)	(28,225,050)	(3,831,496)	(33,249,362)
Net increase (decrease)	3,873,586	$ 37,847,820	(1,821,725)	$ (15,995,543)
Global SmallCap Portfolio
Shares sold	2,506,544	$ 29,320,600	1,946,760	$ 19,491,612
Shares redeemed	(3,005,392)	(35,114,116)	(4,081,435)	(41,838,433)
Net decrease	(498,848)	$ (5,793,516)	(2,134,675)	$ (22,346,821)
Mid Cap Value Opportunities Portfolio
Shares sold	2,716,968	$ 27,945,316	2,273,232	$ 18,741,663
Shares redeemed	(3,560,092)	(37,208,226)	(5,492,855)	(47,338,090)
Net decrease	(843,124)	$ (9,262,910)	(3,219,623)	$ (28,596,427)

1 On December 6, 2010, the U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition,the existing share class was redesignated as the Institutional Share class.

10. Subsequent Events:
Management’s evaluation of the impact of all subsequent events on the
Portfolios’ financial statements was completed through the date the financial statements were issued and the following items were noted:

At a shareholder meeting on June 24, 2011, shareholders of the High
Income Portfolio approved the plan of reorganization discussed in Note
1. It is currently expected that the reorganization will be completed in the third quarter of 2011.

56 MANAGED ACCOUNT SERIES APRIL 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Managed Account Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Account Series (the
“Fund”), comprising U.S. Mortgage Portfolio, High Income Portfolio,
Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio
as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial high-
lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our proce-
dures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodians, brokers and agent banks where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Managed Account Series as of April 30,
2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in con-
formity with accounting principles generally accepted in the United
States of America.

As discussed in Note 10 of the Notes to Financial Statements, on June
24, 2011, the High Income Portfolio’s shareholders approved the plan of reorganization discussed in Note 1 of the Notes to Financial Statements.

Deloitte & Touche LLP
Princeton, New Jersey
June 28, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal yearended April 30, 2011:

		U.S.	High	Global	Mid Cap Value
	Payable Date/	Mortgage	Income	Small Cap	Opportunities
	Months Paid	Portfolio	Portfolio	Portfolio	Portfolio
Qualified Dividend Income for Individuals†
	7/23/2010	—	—	21.38%	100.00%
	12/10/2010	—	—	100.00%	78.81%
Dividends Qualifying for the Dividend
Received Deduction for Corporations †	7/23/2010	—	—	6.33%	100.00%
	12/10/2010	—	—	44.80%	77.63%
Interest-Related Dividends and Short-Term
Capital Gain Dividends for Non-U.S. Residents*†	5/01/2010 — 12/31/2010	100.00%	82.70%	—	—
	1/01/2011 — 4/30/2011	100.00%	82.23%	—	—
Federal Obligation Interest**†
	5/01/2010 — 4/30/2011	1.52%	—	—	—

† Expressed as a percentage of the ordinary income distributions
* Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
** The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, U.S. Mortgage Portfolio paid a long-term gain distribution of $0.187528 per share to shareholders of record on December 21, 2010.

MANAGED ACCOUNT SERIES APRIL 30, 2011 57

Officers and Trustees
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Trustee[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Trustees[1]
Robert M. Hernandez	Chair of the Board	Since	Director, Vice Chairman and Chief Financial Officer of USX	34 RICs consisting of	ACE Limited
55 East 52nd Street	and Trustee	2007	Corporation (energy and steel business) from 1991 to 2001.	97 Portfolios	(insurance company);
New York, NY 10055					Eastman Chemical
1944					Company
(chemicals); RTI
International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chair of the	Since	Managing Director, FGW Associates (consulting and investment	34 RICs consisting of	Watson
55 East 52nd Street	Board and Trustee	2007	company) since 1997; Director and Treasurer, Michael J. Fox	97 Portfolios	Pharmaceutical, Inc.
New York, NY 10055			Foundation for Parkinson’s Research since 2000; Director, BTG
1941			International Plc (medical technology commercialization company)
from 2001 to 2007.
James H. Bodurtha	Trustee	Since	Director, The China Business Group, Inc. (consulting firm) since	34RICs consisting of	None
55 East 52nd Street		2005	1996 and Executive Vice President thereof from 1996 to 2003;	97 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Trustee	Since	Trustee and Member of the Governance Committee, State Street	34 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	97 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Trustee	Since	Managing General Partner, The Burton Partnership, LP (an	34 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	97 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Director, Lifestyle		Capital Southwest
1944			Family Fitness (fitness industry) since 2006; Director, Idology, Inc.		(financial)
(technology solutions) since 2006; Member of the Investment
Advisory Council of the Florida State Board of Administration from
2001 to 2007.
Honorable	Trustee	Since	Partner and Head of International Practice, Covington and	34 RICs consisting of	Alcatel-Lucent (tele-
Stuart E. Eizenstat		2007	Burling LLP (law firm) since 2001; International Advisory Board	97 Portfolios	communications);
55 East 52nd Street			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10055			Member, Veracity Worldwide, LLC (risk management) since 2007;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International Advisory		UPS Corporation
			Board GML (energy) since 2003; Advisory Board Member, BT		(delivery service)
Americas (telecommunications) from 2004to 2010.
Kenneth A. Froot	Trustee	Since	Professor, Harvard University since 1992.	34 RICs consisting of	None
55 East 52nd Street		2005		97 Portfolios
New York, NY 10055
1957
John F. O’Brien	Trustee	Since	Chairman and Director, Woods Hole Oceanographic Institute	34 RICs consisting of	Cabot Corporation
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009;Director,	97 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003;Director,		Corporation (auto
1943			ABIOMED from 1989 to 2006; Director, Ameresco,Inc.		parts manufacturing);
			(energy solutions company) from 2006 to 2007; Vice Chairman		TJX Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Trustee	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	34 RICs consisting of	None
55 East 52nd Street		2005	firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail)	97 Portfolios
New York, NY 10022			since 2000; Director, ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute, (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

58 MANAGED ACCOUNT SERIES APRIL 30, 2011

Officers and Trustees (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Trustee[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Trustees[1] (concluded)
David H. Walsh	Trustee	Since	Director, National Museum of Wildlife Art since 2007; Trustee,	34 RICs consisting of	None
55 East 52nd Street		2007	University of Wyoming Foundation since 2008; Director,	97 Portfolios
New York, NY 10055			Ruckleshaus Institute and Haub School of Natural Resources
1941			at the University of Wyoming from 2006 to 2008; Director,
The American Museum of Fly Fishing since 1997; Director,
The National Audubon Society from 1998 to 2005.
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joiningthe Fund board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995;
Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien,
2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.
Interested Trustees[3]
Richard S. Davis	Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	165 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	290 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Trustee	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	34 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	97Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee onTrustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Trustee	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	165 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	290 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.
[3] Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affil-
iates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliated as well as his ownership of
BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MANAGED ACCOUNT SERIES APRIL 30, 2011 59

Officers and Trustees (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family
Resource Network (charitable foundation) since 2009.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S.Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.)Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and
55 East 52nd Street		2007	Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from
New York, NY 10055			2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Legal Counsel	Address of the Fund
BlackRock Advisors, LLC	State Street Bank and	State Street Bank and	Willkie Farr & Gallagher LLP	100 Bellevue Parkway
Wilmington, DE 19809	Trust Company[1]	Trust Company	New York, NY 10019	Wilmington, DE 19809
	Boston, MA 02111	Princeton, NJ 08540
Sub-Advisor			Independent Registered
BlackRock Financial	Brown Brothers	Distributor	Public Accounting Firm
Management, Inc.[1]	Harriman & Co.[2]	BlackRock Investments, LLC	Deloitte & Touche LLP
New York, NY 10022	Boston, MA 02101	New York, NY 10022	Princeton, NJ 08540

BlackRock Investment	Transfer Agent
Management, LLC[2]	BNY Mellon Investment
Plainsboro, NJ 08536	Servicing (US) Inc.
Wilmington, DE 19809
Effective November 10, 2010, Ira P. Shapiro became Secretary of the Fund.
[1] For U.S. Mortgage Portfolio and High Income Portfolio.		Effective December 31, 2010, Richard R. West retired as a Trustee of the Fund.
[2] For Global SmallCap Portfolio and Mid Cap Value Opportunities		The Board wishes Mr. West well in his retirement.
Portfolio.

60 MANAGED ACCOUNT SERIES APRIL 30, 2011

Additional Information

General Information

Electronic Delivery
Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:
Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:
Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:
1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery
2) Select “eDelivery” under the “More Information” section
3) Log into your account

Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments
Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the
SEC’s Public Reference Room in Washington, D.C. Information on
how to access documents on the SEC’s website without charge
may be obtained by calling (800) SEC-0330. The Portfolios’ Forms
N-Q may also be obtained upon request and without charge by
calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that a Portfolio uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how a Portfolio voted proxies relating to securities held in the Portfolios’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information
Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans
Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

MANAGED ACCOUNT SERIES APRIL 30, 2011 61

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock India Fund		BlackRock Science & Technology
BlackRock China Fund	BlackRock International Fund		Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dividend Income Portfolio	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Bond Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock Floating Rate Income Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Municipal Fund		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives,risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

62 MANAGED ACCOUNT SERIES APRIL 30, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a repre-
sentation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
Please see the Fund’s prospectus for a description of risks associated with global investments.

Shares of each Portfolio, except U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
Global SmallCap
Portfolio	$27,700	$26,700	$0	$0	$27,900	$10,815	$0	$29
High Income Portfolio	$30,300	$29,300	$0	$0	$30,900	$6,100	$0	$22
Mid Cap Value	$27,500	$26,500	$0	$0	$12,350	$6,100	$0	$27
Opportunities Portfolio
U.S. Mortgage	$30,400	$29,300	$2,500	$0	$13,550	$6,100	$0	$35
Portfolio

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser)
that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fess[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
Global SmallCap Portfolio	$27,900	$21,621
High Income Portfolio	$30,900	$16,899
Mid Cap Value Opportunities	$12,350	$16,904
Portfolio
U.S. Mortgage Portfolio	$16,050	$16,912

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 5, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: July 5, 2011